Registration Statement No. 333-144627

811-04633

As Filed with the Securities and Exchange Commission on May 1, 2017

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 23	☑

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 83	☑

DELAWARE LIFE NY VARIABLE ACCOUNT D

Registrant

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

Depositor

1115 Broadway, 12th Floor

New York, New York 10010

Depositor’s Address

781-790-8600

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

☑	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Executive VUL

Delaware Life NY Variable Account D

A Flexible Premium Variable Universal Life Insurance Policy

Prospectus

May 1, 2017

This prospectus describes the variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company of New York (“we”, “us” or “Company”) through Delaware Life NY Variable Account D (the “Variable Account”), one of our separate accounts. The Policy is being offered as an individual policy. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

AB Balanced Wealth Strategy Portfolio (Class B)

BlackRock Global Allocation V.I. Fund (Class III)

Fidelity® VIP Balanced Portfolio (Service Class 2)5

Franklin Founding Funds Allocation VIP Fund (Class 2)1,8

Franklin Income VIP Fund (Class 2)

Invesco V.I. Equity and Income Fund (Series II)

MFS® Conservative Allocation Portfolio (Initial Class)1

MFS® Global Tactical Allocation Portfolio (Service Class)9

MFS® Growth Allocation Portfolio (Initial Class)1

MFS® Moderate Allocation Portfolio (Initial Class)1

MFS® Total Return Series (Service Class)

PIMCO Global Multi-Asset Managed Allocation Portfolio (Administrative Class)1,9

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

MFS® Emerging Markets Equity Portfolio (Service Class)

High Yield Bond

American Funds Insurance Series® High-Income Bond Fund (Class 2)

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

MFS® Inflation-Adjusted Bond Portfolio (Initial Class)

PIMCO Real Return Portfolio (Administrative Class)2

Intermediate Term Bond

American Funds Insurance Series® Bond Fund (Class 2)

Franklin U.S. Government Securities VIP Fund (Class 2)2

MFS® Corporate Bond Portfolio (Service Class)

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)2

International/Global Equity

AB International Value Portfolio (Class B)2

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

First Eagle Overseas Variable Fund4

Invesco V.I. International Growth Fund (Series I)

MFS® International Growth Portfolio (Service Class)

MFS® Research International Portfolio (Service Class)

Oppenheimer Global Fund/VA (Service Shares)

Templeton Growth VIP Fund (Class 2)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Money Market

MFS® U.S. Government Money Market Portfolio (Initial Class)3

Large Cap Equity

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)

Fidelity® VIP Contrafund® Portfolio (Service Class 2)6

Fidelity® VIP Index 500 Portfolio (Service Class 2)6

Franklin Mutual Shares VIP Fund (Class 2)

Invesco V.I. Comstock Fund (Series II)

Invesco V.I. Core Equity Fund (Series I)

MFS® Growth Series (Initial Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Service Class)

MFS® Value Series (Initial Class)

Oppenheimer Capital Appreciation Fund/VA (Service Shares)

Oppenheimer Main Street Fund/VA (Service Shares)2

Mid Cap Equity

Fidelity® VIP Mid Cap Portfolio (Service Class 2)5

Invesco V.I. American Value Fund (Series II)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio (Class II Shares)10

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Deutsche Small Cap Index VIP (Class B)8

Franklin Small Cap Value VIP Fund (Class 2)

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® New Discovery Value Portfolio (Initial Class)

Wanger USA2,4

Specialty/Sector Equity

MFS® Utilities Series (Service Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8

Multi Sector Bond

Franklin Strategic Income VIP Fund (Class 2)

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	For Policies with Investment Start Dates on and after October 6, 2008, allocations to these investment options are not permitted.

[3]	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[4]	This Fund does not have different share classes.

[5]	This Portfolio is in Variable Insurance Products III.

[6]	This Portfolio is in Variable Insurance Products Fund II.

[7]	This Portfolio is in Variable Insurance Products Fund V.

[8]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[9]	This Fund employs a managed volatility strategy.

[10]	Formerly known as The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio.

Delaware Life Insurance Company of New York

Service Office: Attn: Corporate Markets

1601 Trapelo Road, Suite 30

Waltham, MA 02451

(800) 468-9890

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations and other entities life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Right to Return Period

You may return the Policy within 10 days beginning when You receive the Policy and receive a refund equal to the greater of premiums paid and premiums paid plus money market return.

Premium Payments

Generally, You must make a minimum Initial Premium payment that will sustain the Policy for three months from its Issue Date. You choose the amount and timing of subsequent premium payments, within certain limits. We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals-

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is-

•	Account Value, less

•	Policy Debt, plus

•	any Enhancement Benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse. You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Total Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Total Net Amount at Risk equals the Death Benefit minus your Account Value.

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Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

Death Benefit

Specified Face Amount is the minimum amount of life insurance in the Policy. Supplemental Insurance Face Amount is the amount of supplemental life insurance You elect.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

•	the Specified Face Amount plus cumulative premiums paid (Option C).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

At any time, You may-

•	increase the Specified Face Amount or Supplemental Insurance Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount or Supplemental Insurance Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

•	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

•	You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

•	You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Supplemental Benefits

You may supplement the Policy with the following riders where available-

•	waiver of monthly deductions

•	payment of stipulated amount

•	loan lapse protection

•	charitable giving benefit

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We will deduct the cost, if any, of the rider(s) from the Policy’s Account Value on a monthly basis.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

CONTRACT RISKS

The Variable Account

The assets attributable to the Policies are held in a variable separate account (the “Variable Account”).

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to-

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because the Premium Expense Loads are highest in the early Policy Years. Premium Expense Loads and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial surrenders may only occur annually after Policy Year 1 and may not exceed the Account Value minus any outstanding Policy Debt.

What if Charges and Deductions Exceed Account Value less Policy Debt?

Your Policy may terminate if your Account Value less Policy Debt is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1] Maximum Charge On Premium up to and Including Target Premium: Maximum Charge On Premium in Excess of Target Premium:	Upon premium receipt	(as a % of premium) 35% 5.0%

Illustration Charge Maximum:	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

Loan Lapse Protection Rider[2] Maximum Charge:	On the Rider Exercise Date	(as a % of Account Value) 3.5%

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for Specified Face Amount[3] Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount Net Amount at Risk “SFANAR”) $83.33 $0.01 $0.12
(male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)

Cost of Insurance for Supplemental Insurance Face Amount[3] Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $1000 of Supplemental Insurance Face Amount Net Amount at Risk “SIFANAR”) $83.33 $0.01 $0.12
(male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)

Mortality and Expense Risk Charge[5] Maximum Charge:	Daily	(on the assets allocated to the Sub-Accounts) 0.60%

Monthly Expense Charge Maximum Charge: Minimum Charge:	At the beginning of each Policy Month	$10.00 $5.00

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PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Monthly Face Amount Charge[11] Maximum Charge: Minimum Charge: Representative Owner Charge[4] (Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Specified Face Amount) $0.20 $0.07 $0.07

Loan Interest[6]	At the end of each Policy Year	(as a % of Policy Debt) 4.0%

Flat Extra Charge[7]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)
Maximum Charge:		$50.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES

Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deductions Rider[8] Maximum Charge: Minimum Charge: Representative Owner Charge[3] (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount) $0.19 $0.01 $0.07

Payment of Stipulated Amount Rider[10] Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, Issue Age 45, benefit payable to age 70)	At the beginning of each Policy Month	(per $100 of Stipulated Amount9) $0.79 $0.14 $0.46

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2016. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.35%	1.86%

[1]	The elements making up the Premium Expense Load are discussed on page 25. The Load is deducted from premium received. The Load on premium up to and including Target Premium will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The Load on premium in excess of Target Premium will not exceed 5.0% in any Policy Year.

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[2]	The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt. For additional detail for the Loan Lapse Protection Rider, please see page 19.

[3]	The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, smoker and nonsmoker, standard, any underwriting basis, Issue Age 80, Policy Year 40 (20 if 1980 CSO). The monthly minimum charge possible is for an Insured female, nonsmoker, super preferred, medically underwritten, Issue Age 20, Policy Year 1. For substandard risk classifications, the Company reserves the right to charge up to 500% of the cost of insurance charges shown in the Fee Table. Please see the section entitled “Monthly Cost of Insurance” for additional detail.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 4% in Policy Years 1-10 and 3.0% thereafter. See the section entitled “Policy Loans” for additional detail regarding Loan Interest.

[7]	For Policies with Investment Start Dates before August 17, 2009, the maximum flat extra charge per $1000 of Specified Face Amount and Supplemental Insurance Face Amount is $20.00.

[8]	The maximum charge possible is for an Insured, Issue Age 55. The minimum charge possible is for an Insured, Issue Age 20. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[9]	To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

[10]	The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge possible is for an Insured male, Issue Age 20, benefit payable to age 65. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[11]	The charge is based on the Specified Face Value Amount and the Issue Age of the Insured. Please see the section entitled “Monthly Face Amount Charge” for additional detail.

ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established Delaware Life NY Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated

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from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the Policy are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge from our website, www.delawarelife.com, or by calling 1-800-468-9890, or writing to Delaware Life Insurance Company of New York, Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

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Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund with BlackRock Investment Management, LLC serving as subadviser. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Large Cap Growth Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. Deutsche Investment Management Americas, Inc. advises the Deutsche Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and other advisers subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Franklin U.S. Government Securities VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Franklin Templeton Services, LLC administers the Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the Fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising Templeton Growth VIP Fund). Invesco Advisers, Inc. advises the Invesco Funds. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Fees, Expenses and Restrictions of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

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Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of the average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Potential Conflicts

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

ABOUT THE POLICY

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

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We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information You provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Initial Premium Payment

Generally, You must make an Initial Premium payment that will sustain the Policy for three months from its Issue Date. The amount of Initial Premium is determined by the Specified Face Amount, Supplemental Insurance Face Amount, death benefit option election, death benefit compliance test election, optional rider election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured and the date from which monthly deductions are incurred. The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the date a premium is paid equal to or in excess of the specified Initial Premium.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or post-marking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the greater of premiums paid and premiums paid plus money market return. We will allocate the net

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premium payments to the MFS® U.S. Government Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Asset Allocation

One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. If You elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the original percentage allocations among the Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether You wish to change your percentage allocations.

Dollar Cost Averaging

You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to the MFS® U.S. Government Money Market Portfolio. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing

Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to waive the $1,000 minimum amount for asset rebalancing.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments must be made payable to Delaware Life Insurance Company of New York and mailed to our Service Office.

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General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceeds these limits unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send You reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus the Premium Expense Load. The Premium Expense Load covers State and Federal tax liabilities related to premium. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract (“MEC”) is if You pay premiums in excess of applicable tax law limitations.

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We will notify You or your financial adviser within one business day if we receive a premium that would, in our opinion, cause the Policy to become a MEC. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in an interest bearing account. This premium will be refunded, with interest at the then rate paid by the Company on comparable fixed life insurance policies, at the earlier of a) the date we receive instruction from You to return the premium, b) the date we determine the premium cannot be applied to the Policy because satisfactory evidence of insurability of the Insured’s to increase the Specified Face Amount to avoid MEC status was not supplied and c) the end of the 90 day period.

SUPPLEMENTAL INSURANCE FACE AMOUNT

The Policy may be issued with a Supplemental Insurance Face Amount which provides life insurance coverage on the life of the Insured equal to the amount of the Supplemental Insurance Death Benefit. You will be required to specify the initial Supplemental Insurance Face Amount in the policy application.

The cost of the Supplemental Insurance Face Amount will be included in the Monthly Cost of Insurance deduction. This deduction will cease when the Supplemental Insurance Face Amount is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the Supplemental Insurance Death Benefit are the same as those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load. Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the Supplemental Insurance Face Amount. Target Premium will be lower for the Policy which has the greater Supplemental Insurance Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.

The Supplemental Insurance Death Benefit will terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value, or

•	the termination of the Policy.

Subject to our underwriting rules in effect at the time of request, You may choose to schedule increases in the Supplemental Insurance Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit option A or C to elect scheduled increases. If You have elected scheduled increases and change from death benefit option A or C, further scheduled increases will be cancelled as of the date of your change request. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Face Amount or change the amounts of scheduled increases or the dates those increases take effect, future scheduled increases will be cancelled as of the date of your election or change request.

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DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, plus

•	the amount of the Supplemental Insurance Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and Supplemental Insurance Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Gross Cash Surrender Value, or

•	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option A provides a level amount of death benefit. Option B provides a fluctuating death benefit due to the inclusion of the Gross Cash Surrender Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Supplemental Insurance Death Benefit

The Supplemental Insurance Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Specified Face Amount plus the Supplemental Insurance Face Amount.

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If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive Due Proof of that death. The Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Supplemental Insurance Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 100, which may result in adverse tax consequences. You should consult a qualified tax professional prior to continuing the Policy beyond the Insured’s Attained Age 100.

Changes in the Death Benefit Option

You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount. In general, the Total Face Amount must be at least $100,000, of which the Specified Face Amount must be at least $10,000. We reserve the right to waive these minimums.

Changes in Face Amount

You may change the Specified Face Amount or Supplemental Insurance Face Amount, subject to our underwriting rules in effect at the time of the change. You must send your request for a change to us in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request in Good Order.

Changing the Specified Face Amount or Supplemental Insurance Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Specified Face Amount or Supplemental Insurance Face Amount.

Increases in Face Amount

An increase in the Specified Face Amount and Supplemental Insurance Face Amount is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount and Supplemental Insurance Face Amount.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or Supplemental Insurance Face Amount may not decrease the

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Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase, either Specified Face Amount or Supplemental Insurance Face Amount, if any, whichever is most recent. If issued at the same time, Supplemental Insurance Face Amount first;

•	second, to the next most recent increases, either Specified Face Amount or Supplemental Insurance Face Amount, if any, in reverse chronological order. If issued at the same time, Supplemental Insurance Face Amount first;

•	third, to the initial Supplemental Insurance Face Amount, if any; and

•	finally, to the initial Specified Face Amount.

By way of example, presume a Policy is issued with $250,000 of Specified Face Amount and $150,000 of Supplemental Insurance Face Amount. After issue, You increase the Supplemental Insurance Face Amount by $100,000 to $250,000 and later increase the Specified Face Amount by $50,000 to $300,000. You then request a decrease of $200,000. The most recent $50,000 of Specified Face Amount increase is eliminated. The $100,000 Supplemental Insurance Face Amount is eliminated. The original Supplemental Insurance Face Amount is reduced by $50,000 to $100,000.

ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge, and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the Business Day we approve the policy application. If premium is to be allocated to a Sub-Account, the Unit Value of the Sub-Account will be that next determined after receipt of such premium.

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Account Value for Investment Options

The Account Value on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the Investment Options, minus

•	the Monthly Expense Charges and Monthly Face Amount Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

•	any amounts transferred by You to the investment options during the current Valuation Period, minus

•	any amounts transferred by You from the investment options during the current Valuation Period, plus

•	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

•	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge and Monthly Face Amount Charge for the Policy Month just beginning charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance charged to each Investment Option.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•	the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend” date occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

•	a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account,

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by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 3%, plus

•	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below. The Policy will not lapse if the Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record within 30 days of that Valuation Date. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions.

Insured’s Attained Age 121 (or 100 if 1980 CSO applies)

At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured’s Attained Age 121 (100 if 1980 CSO applies), except that no further deduction for Monthly Cost of Insurance, Monthly Expense Charge and Monthly Face Amount Charge will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, which may result in adverse tax consequences. We recommend that You receive counsel from a qualified tax professional.

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Charitable Giving Benefit Rider

Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy. The rider attaches to all Policies at issue and can be discontinued upon written request to the Company. There is no charge for this rider.

Waiver of Monthly Deductions Rider

Under this rider, we will waive the monthly deductions (Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge and the Monthly Cost of Insurance Charge) for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Face Amount. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider

Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of Stipulated Amount. The rider charge will cease for the term the stipulated amount is being paid. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Loan Lapse Protection Rider

This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:

•	the Insured is 75 or older;

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•	the Policy has been in force at least 15 years;

•	the outstanding Policy Debt is greater than the Specified Face Amount and Supplemental Insurance Face Amount;

•	the outstanding Policy Debt equals or exceeds 96% of the Account Value;

•	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

•	the sum of withdrawals made equals the sum of premiums paid; and

•	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

•	the Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

•	the Death Benefit will be changed to equal 105% of the Account Value;

•	monthly deductions will cease;

•	no further premium will be accepted;

•	Specified Face Amount and Supplemental Insurance Face Amount increases and decreases will no longer be permitted; and

•	all supplemental riders will terminate.

The rider automatically attaches to every Policy at issue that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a qualified tax professional about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.

Enhancement Benefit

An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit. The Enhancement Benefit is a return of a portion of the charges paid under the Policy. When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit. When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

The payment of an Enhancement Benefit is at the discretion of the Company. On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first seven Policy Years) and is calculated as follows:

•	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

•	Whenever a Premium Expense Load, Monthly Expense Charge or Monthly Face Amount Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

•	Whenever a Monthly Cost of Insurance charge is deducted during years 1-2 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

•	[(14 - M) divided by 36] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

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•	The Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner and is not contingent upon surrender of all such Policies.

TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be executed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

At least once each Policy Year, You have the option of transferring all Variable Sub-Account value to the Fixed Account and using that value to purchase a guaranteed paid-up benefit. If You object to a material change in the Sub-Accounts under your Policy, You may transfer the Account Value in the affected Sub-Accounts to the Fixed Account Option within 60 days after the effective date of the material change.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

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The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer or prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

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Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	any Enhancement Benefit.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Total Net Amount at Risk after the partial surrender does not exceed the Total Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options. If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender. A partial surrender will be allocated to a Sub-Account at the Unit Value of that Sub-Account next determined after receipt of the partial withdrawal request.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 3%.

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You may allocate the policy loan among the Investment Options. If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 4% in Policy Years 1 through 10 and 3.0% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request. We do not pay interest on the amount of any payments we defer.

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If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

Reinstatement

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

•	three times the monthly expense charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

CHARGES, DEDUCTIONS AND REFUNDS

Premium Expense Load

We deduct a Premium Expense Load from each premium payment upon receipt which includes two elements. One element covers State and Federal tax obligations. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations. As a result of the averaging, the three and one-quarter percent may be more or less than your state and local taxes. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.

For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

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Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets annually.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge

We deduct a flat charge at the beginning of each month for administration costs. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $10.00 in any Policy Month. The Monthly Expense Charge is currently $5.00.

Monthly Face Amount Charge

We deduct a Monthly Face Amount Charge for administration and issue costs. The charge is based on the Specified Face Amount and the Issue Age of the Insured. The Monthly Face Amount Charge will not exceed $0.20 per $1000 of Specified Face Amount.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge. The Monthly Cost of Insurance charge is shown in the Fee Table.

The Monthly Cost of Insurance equals the sum of (1), (2), (3) and (4) where

(1)	is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Specified Face Amount Net Amount at Risk divided by 1,000. The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less the Account Value*;

(2)	is the Supplemental Insurance Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Supplemental Insurance Face Amount Net Amount at Risk divided by 1,000. The Supplemental Insurance Face Amount Net Amount at Risk equals the Supplemental Death Benefit, which is the Total Death Benefit minus the Base Death Benefit*;

(3)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount); and

(4)	is any Flat Extra specified in Section 1 of the Policy.

*Item (1) above is expressed algebraically as: the Specified Face Amount Monthly Cost of Insurance rate x [Specified Face Amount Net Amount at Risk ÷ 1000]. Item (2) above is expressed algebraically as: the Supplemental Insurance Face Amount Monthly Cost of Insurance rate x [Supplemental Insurance Face Amount Net Amount at Risk ÷ 1000].

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the Supplemental Insurance Face Amount and each increase in Specified Face Amount or Supplemental Insurance Face Amount.

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The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force, the Insured’s sex (except for unisex Policies), Issue Age, Class, underwriting basis, and applicable mortality tables. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009, cost of insurance rates are based on the 2001 CSO Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described in the section entitled “Illustrations”. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans”. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 ($20.00 for Policies with Investment Start Dates before August 17, 2009) per $1000 of Specified Face Amount and Supplemental Insurance Face Amount. It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Directed Deductions

You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Monthly Face Amount Charge and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.

TERMINATION OF POLICY

The Policy will terminate on the earliest of-

•	the date we receive (in Good Order) your request to surrender,

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death.

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OTHER POLICY PROVISIONS

Alteration

Financial advisers do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in a form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary

The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change your beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You. If You are also the Insured, the Policy Proceeds will be paid to your estate.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Reports to Owners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Misstatement of Age or Sex

If the age or sex of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted as follows:

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

Misstatement discovered prior to death - The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

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Suicide

If the Insured commits suicide within two years after the Issue Date, We will not pay any part of the Policy Proceeds. We will refund to You the Premiums paid, less the amount of any Policy Debt and less any Partial Surrenders.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Death Benefit over premium paid, reinstatement, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application and was a material misrepresentation. After a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Death Benefit over premium paid or increase in Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Further, any reinstatement will be incontestable after the reinstated policy has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

Addition, Deletion or Substitution of Investments

Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the Variable Account will not be changed without the approval of the Superintendent of Insurance of the State of New York. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts upon a Sub-Account elimination or combination, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

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Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund. We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Clarendon is an affiliate of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

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•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2014, 2015, and 2016, $110,706, ($36,303.33)*, and $1,971 respectively were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

*	2015 commissions of $3,888.67 were offset by a commission charge back attributable to 2014 sales.

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FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii)  under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to

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so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change You should consult with a qualified tax adviser on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

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In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is

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treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may also apply. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax professional. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a

35

new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

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For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Loan Lapse Protection Rider

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a qualified tax professional about the tax risks inherent in exercising the Loan Lapse Protection Rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

OTHER INFORMATION

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York’s Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business

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operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely heavily on technology to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware, software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A -

GLOSSARY OF POLICY TERMS

Account Value: The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Issue Date.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit: The death benefit under the Policy, exclusive of any Supplemental Insurance Death Benefit or any other supplemental benefits.

Business Day: Any day that we are open for business.

Cash Surrender Value: The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class: The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage: The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit: The sum of the Base Death Benefit and any Supplemental Insurance Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage: A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof: Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our General Account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any Supplemental Insurance Face Amount.

Fund: A mutual fund in which a Sub-Account invests.

General Account: The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Gross Cash Surrender Value: The Account Value increased by any Enhancement Benefit.

Initial Premium: The amount necessary to put the coverage in force. It is generally an amount sufficient to keep the Policy in force for three months.

Insured: The person on whose life the Policy is issued.

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Investment Option: The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date: The date the first premium is applied, which will be the later of-

•	the Issue Date or

•	the Business Day we approve the application for a Policy.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date: The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured and the date from which monthly deductions are incurred.

Loan Account: An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount, any Supplemental Insurance Face Amount an any additional benefits provided by rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration costs.

Monthly Face Amount Charge: A monthly deduction, based on the Specified Face Amount, for administration and issue costs.

Net Premium: The amount You pay as the premium minus the Premium Expense Load.

Policy: The form issued by Delaware Life Insurance Company of New York which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt: The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month: A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds: The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year: A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load: The percentage charge applied to premium. It includes two elements. One element is for state and federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

SEC: Securities and Exchange Commission.

Service Office: 1601 Trapelo Road, Waltham, Massachusetts, 02451, or such other address as We may hereafter specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request, as specified in the Policy.

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Specified Face Amount Net Amount at Risk: The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less Account Value.

Sub-Accounts: Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Supplemental Insurance Death Benefit: The death benefit associated with the Supplemental Insurance Face Amount.

Supplemental Insurance Face Amount: The amount of additional life insurance coverage You request as specified in the Policy.

Target Premium: An amount of premium specified as such in the Policy, used to determine our Premium Expense Load deductions.

Target Premium Factor: Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Death Benefit: The Total Death Benefit equals the Base Death Benefit plus the Supplemental Insurance Death Benefit.

Total Face Amount: The sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Total Net Amount at Risk: The Total Net Amount at Risk equals the Total Death Benefit less Account Value.

Unit: A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value: The value of each Unit of assets in a Sub-Account.

Valuation Date: A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life NY Variable Account D, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You: The owner of the Policy.

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APPENDIX B -

PRIVACY POLICY

Introduction

At Delaware Life, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Companies that share your information with third parties for marketing purposes must offer their customers an opt-out program. Because we do not share your information with third parties for such purposes or for any reason not allowed by law, an opt-out program is not needed nor required.

Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

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Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

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The SAI includes additional information about Delaware Life NY Variable Account D and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-468-9890.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Securities Act of 1933 File No. 333-144627

Investment Company Act File No. 811-04633

PART B

STATEMENT OF ADDITIONAL INFORMATION

EXECUTIVE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

DELAWARE LIFE NY VARIABLE ACCOUNT D

May 1, 2017

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Executive VUL prospectus, dated May 1, 2017. The prospectus is available, at no charge, by writing Delaware Life Insurance Company of New York (“the Company”) at Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451 or calling 1-800-468-9890.

THE COMPANY AND THE VARIABLE ACCOUNT

The corporate parent of Delaware Life Insurance Company of New York is Delaware Life Insurance Company (“Delaware Life”). Delaware Life Holdings LLC, the corporate parent of Delaware Life, is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Delaware Life Insurance Company, Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

We established Delaware Life NY Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for the purposes of the Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company of New York as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The audited financial statements of Delaware Life NY Variable Account D as of December 31, 2016 and for the year then ended, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is an affiliate of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this

2

compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

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You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2014, 2015, and 2016, were approximately $173,842, ($30,690)*, and $6,520 respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with an Investment Start Date on or before December 31, 2008, cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (CSO) Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009, cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations. As a result of the averaging, the three and one-quarter percent may be more or less than your state and local taxes. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.

For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

*	2015 commissions were offset by a commission charge back attributable to 2014 sales.

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Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount. You may request an increase in the Specified Face Amount or Supplemental Insurance Face Amount. You may need to provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next monthly anniversary day on or following our approval of your request.

If there are increases in the Specified Face Amount or Supplemental Insurance Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and initial Supplemental Insurance Face Amount and each increase in the Specified Face Amount and Supplemental Insurance Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company of New York are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company of New York will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

NY Variable Account D

Financial Statements as of and for the Year Ended December 31, 2016 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

Index

December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Holders of Delaware Life NY Variable Account D:

In our opinion, for each of the sub-accounts of Delaware Life NY Variable Account D indicated in the table below, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life NY Variable Account D as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Delaware Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions.

AB VPS Growth and Income Portfolio (Class B) (1)	M Large Cap Growth Value Fund (1)
Alger Mid Cap Growth Portfolio I-2 (1)	M Large Cap Value Fund (1)
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 (2)	MFS U.S. Government Money Market Portfolio Initial Class (1)
American Funds Insurance Series Global Growth Fund Class 2 (2)	MFS VIT Total Return Series Service Class (1)
American Funds Insurance Series Global Growth Income Fund Class 2 (2)	MFS VIT I Growth Series Initial Class (1)
American Funds Insurance Series Global Small Capitalization Fund Class 2 (2)	MFS VIT I Mid Cap Growth Series Initial Class (1)
American Funds Insurance Series Growth Income Fund Class 2 (1)	MFS VIT I New Discovery Series Initial Class (1)
American Funds Insurance Series High Income Bond Fund Class 2 (2)	MFS VIT I Total Return Bond Series Initial Class (1)
BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT I Research Series Initial Class (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 (4)	MFS VIT I Utilities Series Initial Class (1)
Columbia Variable Portfolio - Large Cap Growth Fund II Class 2 (3)	MFS VIT I Utilities Series Service Class (1)
Delaware VIP Smid Cap Growth Series Standard Class (1)	MFS VIT I Value Series Initial Class (1)
Deutsche Small Cap Index VIP Class B (1)	MFS VIT I Value Series Service Class (1)
Deutsche Small Mid Value VIP Class A (1)	MFS VIT II Blended Research Core Equity Portfolio I Class (1)
Dreyfus IP MidCap Stock Portfolio (Initial Shares) (1)	MFS VIT II Corporate Bond Portfolio S Class (2)
Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II Government Securities Portfolio I Class (1)
Fidelity VIP Contrafund Portfolio (Service Class) (1)	MFS VIT II High Yield Portfolio I Class (1)
Fidelity VIP Growth Portfolio (Service Class) (1)	MFS VIT II International Growth Portfolio - Initial Class (1)
Fidelity VIP Index 500 Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)
Fidelity VIP Index 500 Portfolio (Service Class) (1)	MFS VIT II Research International Portfolio S Class (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT III Blended Research Small Cap Portfolio Initial Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210 T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

Fidelity VIP Government Money Market Portfolio (Service Class) (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)
Fidelity VIP Overseas Portfolio (Service Class) (1)	MFS VIT III Growth Allocation Portfolio Initial Class (1)
First Eagle Overseas Variable Fund (1)	MFS VIT III Inflation Adjusted Bond Portfolio Initial Class (1)
Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)
Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)
Franklin Templeton Income VIP Fund Class 2 (2)	MFS VIT III Moderate Allocation Portfolio Initial Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT III New Discovery Value Portfolio Initial Class (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	Morgan Stanley UIF Mid Cap Growth Portfolio Class II (1)
Franklin Templeton Strategic Income VIP Fund Class 2 (1)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) (1)
Goldman Sachs VIT Mid Cap Value Fund I (1)	Oppenheimer Global Fund/VA (Service Shares) (1)
Goldman Sachs VIT U.S Equity Insights Fund I Class (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)
Invesco V.I. Comstock Fund Series II (2)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)
Invesco V.I. Growth and Income Fund Series I (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class (1)
Invesco V.I. International Growth Fund I (1)	PIMCO VIT Real Return Portfolio Admin Class (1)
M Capital Appreciation Fund (1)	PIMCO VIT Total Return Portfolio Admin Class (1)
M International Equity Fund (1)	T. Rowe Price Blue Chip Growth Portfolio (1)
(1) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statement of changes in net assets for the years ended December 31, 2016 and 2015
(2) Statement of changes in net assets for the years ended December 31, 2016 and 2015.
(3) Statement of operations for the period ended April 28, 2016, and statement of changes in net assets for the period ended April 28, 2016 and December 31, 2015

(4)    Statement of net assets as of December 31, 2016, Statement of operations from April 29, 2016 (commencement of operations) through December 31, 2016, and statement of changes in net assets from April 29, 2016 through December 31, 2016.

/s/ PricewaterhouseCoopers LLP

April 28, 2017

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210 T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	6,685	$178,688	$206,110	$206,110	$—	$206,110
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	1,625	21,144	32,016	32,016	—	32,016
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	594	28,209	26,152	26,152	—	26,152
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	6,668	97,134	89,162	89,162	—	89,162
Columbia Variable Portfolio- Large Cap Growth Fund Class 2 Sub-Account (C60)	1,340	16,452	17,229	17,229	—	17,229
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (D37)	1,083	25,324	30,405	30,405	—	30,405
Deutsche Small Cap Index VIP Class B Sub-Account (D55)	1,311	17,829	21,983	21,983	—	21,983
Deutsche Small Mid Value VIP Class A Sub-Account (S61)	562	8,381	9,360	9,360	—	9,360
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (D18)	5,739	83,113	115,302	115,302	—	115,302
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	11,660	188,722	191,340	191,340	—	191,340
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	1,039	35,017	33,708	33,708	—	33,708
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	2,931	84,714	96,836	96,836	—	96,836
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	23	1,233	1,366	1,366	—	1,366
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	408	79,122	91,728	91,728	—	91,728
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	784	110,150	177,677	177,677	—	177,677
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	1,968	62,948	64,979	64,979	—	64,979
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	10,769	10,769	10,769	10,769	—	10,769
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	5,181	92,395	91,919	91,919	—	91,919
First Eagle Overseas Variable Fund Sub-Account (FE3)	427	11,784	10,853	10,853	—	10,853
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	5,440	81,669	74,041	74,041	—	74,041
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,027	12,776	14,071	14,071	—	14,071
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	477	9,256	9,575	9,575	—	9,575
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	1,273	23,733	24,655	24,655	—	24,655
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	6,555	76,177	69,738	69,738	—	69,738
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	4	57	61	61	—	61
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	443	7,782	7,821	7,821	—	7,821
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	116	2,434	2,441	2,441	—	2,441
Invesco V.I. International Growth Fund I Sub-Account (A21)	10,635	372,158	349,796	349,796	—	349,796
M Capital Appreciation Fund Sub-Account (MB0)	609	16,834	17,839	17,839	—	17,839
M International Equity Fund Sub-Account (MB1)	1,464	17,428	16,284	16,284	—	16,284
M Large Cap Growth Value Fund Sub-Account (MB5)	1,248	27,646	24,913	24,913	—	24,913
M Large Cap Value Fund Sub-Account (MA9)	1,883	23,527	24,268	24,268	—	24,268
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	99,587	99,587	99,587	99,587	—	99,587
MFS VIT Total Return Series Service Class Sub-Account (M35)	786	17,232	17,929	17,929	—	17,929
MFS VIT I Growth Series Initial Class Sub-Account (M31)	4,635	183,893	179,656	179,656	—	179,656
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	5,781	44,731	46,016	46,016	—	46,016
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	335	5,943	5,421	5,421	—	5,421
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	12,138	162,238	158,878	158,878	—	158,878
MFS VIT I Research Series Initial Class Sub-Account (M33)	810	21,071	21,066	21,066	—	21,066
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	232	7,717	6,217	6,217	—	6,217
MFS VIT I Utilities Series Service Class Sub-Account (M40)	107	3,560	2,811	2,811	—	2,811
MFS VIT I Value Series Initial Class Sub-Account (M83)	3,245	60,660	61,329	61,329	—	61,329
MFS VIT I Value Series Service Class Sub-Account (M08)	4,840	90,285	89,980	89,980	—	89,980
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	57	2,246	2,635	2,635	—	2,635
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	391	4,754	4,856	4,856	—	4,856
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	11,187	144,199	139,953	139,953	—	139,953

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	20,386	$121,341	$117,831	$117,831	$—	$117,831
MFS VIT II International Growth Portfolio - Initial Class Sub-Account (M97)	5,781	74,213	70,129	70,129	—	70,129
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,569	20,722	18,873	18,873	—	18,873
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	49	686	655	655	—	655
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (MB8)	2,362	29,194	31,243	31,243	—	31,243
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	3,163	40,816	44,316	44,316	—	44,316
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)	58,474	655,240	641,457	641,457	—	641,457
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)	5,843	60,519	58,306	58,306	—	58,306
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	16,097	165,347	163,704	163,704	—	163,704
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	5,768	47,769	47,819	47,819	—	47,819
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	19,522	241,561	239,147	239,147	—	239,147
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	8,315	87,717	89,715	89,715	—	89,715
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (V43)	281	3,278	2,399	2,399	—	2,399
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (O01)	161	8,166	7,773	7,773	—	7,773
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	680	25,421	23,560	23,560	—	23,560
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	3,063	25,642	24,107	24,107	—	24,107
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	10,781	146,369	135,625	135,625	—	135,625
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class Sub-Account (PK9)	1,656	20,846	19,046	19,046	—	19,046
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	1,373	17,579	16,842	16,842	—	16,842
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	20,151	223,092	214,403	214,403	—	214,403
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	4,947	96,777	114,721	114,721	—	114,721

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Total Units	Net Assets
A71	9,391	$206,110
A54	1,362	32,016
302	1,076	26,152
B18	5,416	89,162
C60	1,633	17,229
D37	758	30,405
D55	528	21,983
S61	291	9,360
D18	3,796	115,302
FD7	8,516	191,340
F24	1,619	33,708
F29	3,086	96,836
F21	75	1,366
F26	4,820	91,728
FM7	7,851	177,677
F41	3,302	64,979
FM8	865	10,769
F23	5,667	91,919
FE3	743	10,853
T20	2,845	74,041
F56	534	14,071
F54	650	9,575
F53	1,161	24,655
T28	4,409	69,738
G32	2	61
G31	358	7,821
IB1	87	2,441
A21	15,501	349,796
MB0	829	17,839
MB1	1,919	16,284
MB5	1,493	24,913

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Total Units	Net Assets
MA9	1,506	$24,268
MD8	9,958	99,587
M35	1,422	17,929
M31	10,621	179,656
MF1	2,682	46,016
M05	364	5,421
M06	14,568	158,878
M33	1,277	21,066
M44	634	6,217
M40	294	2,811
M83	3,489	61,329
M08	7,414	89,980
MB6	114	2,635
MA1	420	4,856
M96	7,439	139,953
MA6	4,446	117,831
M97	4,080	70,129
MD5	1,122	18,873
ME3	73	655
MB8	1,141	31,243
MF6	1,347	44,316
MF8	30,446	641,457
MG0	4,508	58,306
MF2	13,977	163,704
MG3	2,168	47,819
MG5	12,552	239,147
ME0	3,549	89,715
V43	112	2,399
O01	361	7,773
O20	1,302	23,560
P10	4,094	24,107
PK8	5,174	135,625
PK9	1,706	19,046
P06	891	16,842
P07	10,597	214,403
307	3,833	114,721

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	A71 Sub-Account	A54 Sub-Account	302 Sub-Account
Income:
Dividend income	$1,520	$—	$367

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,673	340	(99)
Realized gain distributions	11,285	—	2,685

Net realized gains (losses)	13,958	340	2,586

Net change in unrealized appreciation (depreciation)	2,435	(78)	(254)

Net realized and change in unrealized gains (losses)	16,393	262	2,332

Increase (decrease) in net assets from operations	$17,913	$262	$2,699

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	B18 Sub-Account	C60 Sub-Account[1]	C62 Sub-Account[2,3]
Income:
Dividend income	$1,097	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(861)	(73)	(4,688)
Realized gain distributions	—	—	3,632

Net realized gains (losses)	(861)	(73)	(1,056)

Net change in unrealized appreciation (depreciation)	2,795	777	8

Net realized and change in unrealized gains (losses)	1,934	704	(1,048)

Increase (decrease) in net assets from operations	$3,031	$704	$(1,048)

[1]	The activities for this Sub-Account are for the period of April 29, 2016 (commencement date) to December 31, 2016. Refer to Note 1.
[2]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 2 Sub-Account (C62) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.
[3]	The activities for these Sub-Accounts are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	D37 Sub-Account	D55 Sub-Account	S61 Sub-Account
Income:
Dividend income	$68	$156	$47
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	319	328	66
Realized gain distributions	3,761	1,418	833

Net realized gains (losses)	4,080	1,746	899

Net change in unrealized appreciation (depreciation)	(1,795)	1,874	379

Net realized and change in unrealized gains (losses)	2,285	3,620	1,278

Increase (decrease) in net assets from operations	$2,353	$3,776	$1,325

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	D18 Sub-Account	FD7 Sub-Account	F24 Sub-Account
Income:
Dividend income	$1,064	$2,235	$202
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,458	(36)	(17)
Realized gain distributions	7,063	4,626	2,523

Net realized gains (losses)	8,521	4,590	2,506

Net change in unrealized appreciation (depreciation)	5,672	5,774	(301)

Net realized and change in unrealized gains (losses)	14,193	10,364	2,205

Increase (decrease) in net assets from operations	$15,257	$12,599	$2,407

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	F29 Sub-Account	F21 Sub-Account	F26 Sub-Account
Income:
Dividend income	$681	$—	$1,189
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,134	14	3,127
Realized gain distributions	7,123	125	70

Net realized gains (losses)	8,257	139	3,197

Net change in unrealized appreciation (depreciation)	(1,841)	(131)	3,739

Net realized and change in unrealized gains (losses)	6,416	8	6,936

Increase (decrease) in net assets from operations	$7,097	$8	$8,125

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	FM7 Sub-Account	F41 Sub-Account	FM8 Sub-Account
Income:
Dividend income	$2,374	$195	$20
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,046	(563)	—
Realized gain distributions	164	3,184	—

Net realized gains (losses)	3,210	2,621	—

Net change in unrealized appreciation (depreciation)	12,842	3,579	—

Net realized and change in unrealized gains (losses)	16,052	6,200	—

Increase (decrease) in net assets from operations	$18,426	$6,395	$20

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	F23 Sub-Account	FE3 Sub-Account	T20 Sub-Account
Income:
Dividend income	$1,291	$62	$1,288
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	519	(149)	(28,611)
Realized gain distributions	163	213	1,154

Net realized gains (losses)	682	64	(27,457)

Net change in unrealized appreciation (depreciation)	(6,696)	343	36,060

Net realized and change in unrealized gains (losses)	(6,014)	407	8,603

Increase (decrease) in net assets from operations	$(4,723)	$469	$9,891

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	F56 Sub-Account	F54 Sub-Account	F53 Sub-Account
Income:
Dividend income	$286	$179	$137
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	374	81	128
Realized gain distributions	549	739	2,524

Net realized gains (losses)	923	820	2,652

Net change in unrealized appreciation (depreciation)	140	341	1,985

Net realized and change in unrealized gains (losses)	1,063	1,161	4,637

Increase (decrease) in net assets from operations	$1,349	$1,340	$4,774

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	T28 Sub-Account	G32 Sub-Account	G31 Sub-Account
Income:
Dividend income	$2,324	$1	$99
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(166)	—	5
Realized gain distributions	—	—	266

Net realized gains (losses)	(166)	—	271

Net change in unrealized appreciation (depreciation)	3,004	7	390

Net realized and change in unrealized gains (losses)	2,838	7	661

Increase (decrease) in net assets from operations	$5,162	$8	$760

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	IB1 Sub-Account	A21 Sub-Account	MB0 Sub-Account
Income:
Dividend income	$25	$4,780	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16	1,034	242
Realized gain distributions	205	—	683

Net realized gains (losses)	221	1,034	925

Net change in unrealized appreciation (depreciation)	165	(11,789)	2,250

Net realized and change in unrealized gains (losses)	386	(10,755)	3,175

Increase (decrease) in net assets from operations	$411	$(5,975)	$3,175

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	MB1 Sub-Account	MB5 Sub-Account	MA9 Sub-Account
Income:
Dividend income	$193	$—	$434
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2)	584	271
Realized gain distributions	—	1,415	—

Net realized gains (losses)	(2)	1,999	271

Net change in unrealized appreciation (depreciation)	(213)	(2,478)	1,506

Net realized and change in unrealized gains (losses)	(215)	(479)	1,777

Increase (decrease) in net assets from operations	$(22)	$(479)	$2,211

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	MD8 Sub-Account	M35 Sub-Account	M31 Sub-Account
Income:
Dividend income	$9	$466	$76
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	8	(20)
Realized gain distributions	—	576	10,355

Net realized gains (losses)	—	584	10,335

Net change in unrealized appreciation (depreciation)	—	409	(4,237)

Net realized and change in unrealized gains (losses)	—	993	6,098

Increase (decrease) in net assets from operations	$9	$1,459	$6,174

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	MF1 Sub-Account	M05 Sub-Account	M06 Sub-Account
Income:
Dividend income	$—	$—	$5,533
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,100	(99)	(154)
Realized gain distributions	3,678	207	—

Net realized gains (losses)	4,778	108	(154)

Net change in unrealized appreciation (depreciation)	(2,552)	289	950

Net realized and change in unrealized gains (losses)	2,226	397	796

Increase (decrease) in net assets from operations	$2,226	$397	$6,329

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	M33 Sub-Account	M44 Sub-Account	M40 Sub-Account
Income:
Dividend income	$204	$239	$101
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	364	(81)	(12)
Realized gain distributions	2,612	141	64

Net realized gains (losses)	2,976	60	52

Net change in unrealized appreciation (depreciation)	(1,100)	309	132

Net realized and change in unrealized gains (losses)	1,876	369	184

Increase (decrease) in net assets from operations	$2,080	$608	$285

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	M83 Sub-Account	M08 Sub-Account	MB6 Sub-Account
Income:
Dividend income	$1,299	$1,437	$36
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,627)	(409)	51
Realized gain distributions	5,017	6,347	263

Net realized gains (losses)	3,390	5,938	314

Net change in unrealized appreciation (depreciation)	10,566	2,033	(147)

Net realized and change in unrealized gains (losses)	13,956	7,971	167

Increase (decrease) in net assets from operations	$15,255	$9,408	$203

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	MA1 Sub-Account	M96 Sub-Account	MA6 Sub-Account
Income:
Dividend income	$7	$3,697	$7,384
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	88	(346)	272
Realized gain distributions	—	—	—

Net realized gains (losses)	88	(346)	272

Net change in unrealized appreciation (depreciation)	34	(1,842)	7,848

Net realized and change in unrealized gains (losses)	122	(2,188)	8,120

Increase (decrease) in net assets from operations	$129	$1,509	$15,504

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	M97 Sub-Account	MD5 Sub-Account	ME3 Sub-Account
Income:
Dividend income	$780	$169	$6
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(44)	49	2
Realized gain distributions	3,417	977	—

Net realized gains (losses)	3,373	1,026	2

Net change in unrealized appreciation (depreciation)	(4,084)	(814)	(11)

Net realized and change in unrealized gains (losses)	(711)	212	(9)

Increase (decrease) in net assets from operations	$69	$381	$(3)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	MB8 Sub-Account	MF6 Sub-Account	MF8 Sub-Account
Income:
Dividend income	$221	$1,087	$17,382
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,208)	749	51
Realized gain distributions	1,880	744	42,867

Net realized gains (losses)	(5,328)	1,493	42,918

Net change in unrealized appreciation (depreciation)	9,755	568	(16,941)

Net realized and change in unrealized gains (losses)	4,427	2,061	25,977

Increase (decrease) in net assets from operations	$4,648	$3,148	$43,359

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	MG0 Sub-Account	MF2 Sub-Account	MG3 Sub-Account
Income:
Dividend income	$—	$2,072	$316
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(177)	(57)	(793)
Realized gain distributions	—	—	3,017

Net realized gains (losses)	(177)	(57)	2,224

Net change in unrealized appreciation (depreciation)	1,682	246	2,577

Net realized and change in unrealized gains (losses)	1,505	189	4,801

Increase (decrease) in net assets from operations	$1,505	$2,261	$5,117

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	MG5 Sub-Account	ME0 Sub-Account	V43 Sub-Account
Income:
Dividend income	$6,739	$698	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(251)	(1,011)	(95)
Realized gain distributions	11,787	7,191	125

Net realized gains (losses)	11,536	6,180	30

Net change in unrealized appreciation (depreciation)	(1,767)	11,128	(244)

Net realized and change in unrealized gains (losses)	9,769	17,308	(214)

Increase (decrease) in net assets from operations	$16,508	$18,006	$(214)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	O01 Sub-Account	O20 Sub-Account	P10 Sub-Account
Income:
Dividend income	$56	$174	$246
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,276	250	(230)
Realized gain distributions	1,410	1,539	—

Net realized gains (losses)	2,686	1,789	(230)

Net change in unrealized appreciation (depreciation)	(3,023)	(2,043)	3,117

Net realized and change in unrealized gains (losses)	(337)	(254)	2,887

Increase (decrease) in net assets from operations	$(281)	$(80)	$3,133

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	PK8 Sub-Account	PK9 Sub-Account	P06 Sub-Account
Income:
Dividend income	$6,879	$460	$402
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(622)	(136)	(160)
Realized gain distributions	—	—	—

Net realized gains (losses)	(622)	(136)	(160)

Net change in unrealized appreciation (depreciation)	9,729	420	544

Net realized and change in unrealized gains (losses)	9,107	284	384

Increase (decrease) in net assets from operations	$15,986	$744	$786

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2016

	P07 Sub-Account	307 Sub-Account
Income:
Dividend income	$4,166	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(188)	51,408
Realized gain distributions	—	—

Net realized gains (losses)	(188)	51,408

Net change in unrealized appreciation (depreciation)	950	(61,300)

Net realized and change in unrealized gains (losses)	762	(9,892)

Increase (decrease) in net assets from operations	$4,928	$(9,892)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	A71 Sub-Account		A54 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,520	$751	$—	$—
Net realized gains (losses)	13,958	1,656	340	2,397
Net change in unrealized appreciation (depreciation)	2,435	(1,501)	(78)	(2,950)

Increase (decrease) in net assets from operations	17,913	906	262	(553)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	11,074	3,939	190	—
Transfers between Sub-Accounts (including the Fixed Account), net	119,097	(132)	(24)	(1,381)
Withdrawals, surrenders, annuitizations and contract charges	(2,639)	(2,013)	(378)	(33,869)
Mortality and expense risk charges	—	(146)	—	(108)
Cost of insurance and administrative expense charges	(2,782)	(1,874)	(1,295)	(1,224)

Net increase/decrease from Contract Owner Transactions	124,750	(226)	(1,507)	(36,582)

Total increase (decrease) in net assets	142,663	680	(1,245)	(37,135)
Net assets at beginning of year	63,447	62,767	33,261	70,396

Net assets at end of year	$206,110	$63,447	$32,016	$33,261

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	308 Sub-Account[4]		304 Sub-Account[5]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$218	$—	$62
Net realized gains (losses)	—	12,716	—	5,990
Net change in unrealized appreciation (depreciation)	—	(15,672)	—	(4,577)

Increase (decrease) in net assets from operations	—	(2,738)	—	1,475

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	(63,061)	—	(33,622)
Mortality and expense risk charges	—	(101)	—	(53)
Cost of insurance and administrative expense charges	—	(1,184)	—	(970)

Net increase/decrease from Contract Owner Transactions	—	(64,346)	—	(34,645)

Total increase (decrease) in net assets	—	(67,084)	—	(33,170)
Net assets at beginning of year	—	67,084	—	33,170

Net assets at end of year	$—	$—	$—	$—

[4]	American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308) had no net assets at December 31, 2016 and therefore does not appear on the Statement of Assets and Liabilities.
[5]	American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304) had no net assets at December 31, 2016 and therefore does not appear on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	309 Sub-Account[6]		306 Sub-Account[7]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$162	$—	$—
Net realized gains (losses)	—	4,566	—	4,148
Net change in unrealized appreciation (depreciation)	—	(5,249)	—	(3,579)

Increase (decrease) in net assets from operations	—	(521)	—	569

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	(39,777)	—	(25,739)
Mortality and expense risk charges	—	(64)	—	(63)
Cost of insurance and administrative expense charges	—	(801)	—	(413)

Net increase/decrease from Contract Owner Transactions	—	(40,642)	—	(26,215)

Total increase (decrease) in net assets	—	(41,163)	—	(25,646)
Net assets at beginning of year	—	41,163	—	25,646

Net assets at end of year	$—	$—	$—	$—

[6]	American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (309) had no net assets at December 31, 2016 and therefore does not appear on the Statement of Assets and Liabilities.
[7]	American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306) had no net assets at December 31, 2016 and therefore does not appear on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	302 Sub-Account[8]		305 Sub-Account[9]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$367	$493	$—	$498
Net realized gains (losses)	2,586	26,106	—	(5,274)
Net change in unrealized appreciation (depreciation)	(254)	(26,499)	—	3,334

Increase (decrease) in net assets from operations	2,699	100	—	(1,442)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(736)	(1,651)	—	(1,964)
Withdrawals, surrenders, annuitizations and contract charges	(1)	(61,811)	—	(47,988)
Mortality and expense risk charges	(49)	(148)	—	(79)
Cost of insurance and administrative expense charges	(285)	(1,580)	—	(684)

Net increase/decrease from Contract Owner Transactions	(1,071)	(65,190)	—	(50,715)

Total increase (decrease) in net assets	1,628	(65,090)	—	(52,157)
Net assets at beginning of year	24,524	89,614	—	52,157

Net assets at end of year	$26,152	$24,524	$—	$—

[8]	American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) had no net assets at December 31, 2016 and therefore does not appear on the Statement of Assets and Liabilities.
[9]	American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305) had no net assets at December 31, 2016 and therefore does not appear on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	B18 Sub-Account		C60 Sub-Account[1]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,097	$1,233	$—	$—
Net realized gains (losses)	(861)	2,654	(73)	—
Net change in unrealized appreciation (depreciation)	2,795	(4,613)	777	—

Increase (decrease) in net assets from operations	3,031	(726)	704	—

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	610	487	1,824	—
Transfers between Sub-Accounts (including the Fixed Account), net	15,065	(20,261)	15,184	—
Withdrawals, surrenders, annuitizations and contract charges	(178)	(95,572)	(190)	—
Mortality and expense risk charges	(140)	(338)	—	—
Cost of insurance and administrative expense charges	(3,996)	(6,072)	(293)	—

Net increase/decrease from Contract Owner Transactions	11,361	(121,756)	16,525	—

Total increase (decrease) in net assets	14,392	(122,482)	17,229	—
Net assets at beginning of year	74,770	197,252	—	—

Net assets at end of year	$89,162	$74,770	$17,229	$—

[1]	The activities for this Sub-Account are for the period of April 29, 2016 (commencement date) to December 31, 2016. Refer to Note 1.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	C62 Sub-Account[10,11]		D37 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$68	$111
Net realized gains (losses)	(1,056)	3,219	4,080	2,776
Net change in unrealized appreciation (depreciation)	8	(3,115)	(1,795)	(762)

Increase (decrease) in net assets from operations	(1,048)	104	2,353	2,125

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	985	3,066	125	207
Transfers between Sub-Accounts (including the Fixed Account), net	(15,809)	(141)	(1)	(11)
Withdrawals, surrenders, annuitizations and contract charges	(54)	(153)	(335)	(230)
Mortality and expense risk charges	—	(46)	—	(85)
Cost of insurance and administrative expense charges	(141)	(425)	(1,141)	(1,064)

Net increase/decrease from Contract Owner Transactions	(15,019)	2,301	(1,352)	(1,183)

Total increase (decrease) in net assets	(16,067)	2,405	1,001	942
Net assets at beginning of year	16,067	13,662	29,404	28,462

Net assets at end of year	$—	$16,067	$30,405	$29,404

[10]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 2 Sub-Account (C62) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.
[11]	The activities for these Sub-Accounts are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	D55 Sub-Account		S61 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$156	$201	$47	$28
Net realized gains (losses)	1,746	6,520	899	15,699
Net change in unrealized appreciation (depreciation)	1,874	(7,478)	379	(16,050)

Increase (decrease) in net assets from operations	3,776	(757)	1,325	(323)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	763	787	707	200
Transfers between Sub-Accounts (including the Fixed Account), net	15	(330)	(39)	(1,675)
Withdrawals, surrenders, annuitizations and contract charges	(280)	(7,102)	(160)	(37,573)
Mortality and expense risk charges	—	(61)	—	(33)
Cost of insurance and administrative expense charges	(704)	(671)	(272)	(38)

Net increase/decrease from Contract Owner Transactions	(206)	(7,377)	236	(39,119)

Total increase (decrease) in net assets	3,570	(8,134)	1,561	(39,442)
Net assets at beginning of year	18,413	26,547	7,799	47,241

Net assets at end of year	$21,983	$18,413	$9,360	$7,799

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	D18 Sub-Account		FD7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,064	$612	$2,235	$2,575
Net realized gains (losses)	8,521	18,486	4,590	8,646
Net change in unrealized appreciation (depreciation)	5,672	(21,362)	5,774	(11,208)

Increase (decrease) in net assets from operations	15,257	(2,264)	12,599	13

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,751	5,397	1,598	1,563
Transfers between Sub-Accounts (including the Fixed Account), net	(304)	(201)	225	(61)
Withdrawals, surrenders, annuitizations and contract charges	(1,511)	(3,012)	(873)	(62,185)
Mortality and expense risk charges	—	(265)	(364)	(640)
Cost of insurance and administrative expense charges	(3,376)	(3,012)	(8,748)	(10,455)

Net increase/decrease from Contract Owner Transactions	1,560	(1,093)	(8,162)	(71,778)

Total increase (decrease) in net assets	16,817	(3,357)	4,437	(71,765)
Net assets at beginning of year	98,485	101,842	186,903	258,668

Net assets at end of year	$115,302	$98,485	$191,340	$186,903

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	F24 Sub-Account		F29 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$202	$277	$681	$867
Net realized gains (losses)	2,506	40,480	8,257	9,272
Net change in unrealized appreciation (depreciation)	(301)	(43,330)	(1,841)	(9,641)

Increase (decrease) in net assets from operations	2,407	(2,573)	7,097	498

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	44	2,957	5,159
Transfers between Sub-Accounts (including the Fixed Account), net	(631)	(2,533)	(746)	(1,064)
Withdrawals, surrenders, annuitizations and contract charges	(1)	(118,004)	(1,435)	(1,048)
Mortality and expense risk charges	(63)	(277)	—	(275)
Cost of insurance and administrative expense charges	(371)	(2,800)	(1,924)	(2,137)

Net increase/decrease from Contract Owner Transactions	(1,066)	(123,570)	(1,148)	635

Total increase (decrease) in net assets	1,341	(126,143)	5,949	1,133
Net assets at beginning of year	32,367	158,510	90,887	89,754

Net assets at end of year	$33,708	$32,367	$96,836	$90,887

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	F21 Sub-Account		F26 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$2	$1,189	$4,603
Net realized gains (losses)	139	24,309	3,197	338,784
Net change in unrealized appreciation (depreciation)	(131)	(24,295)	3,739	(348,019)

Increase (decrease) in net assets from operations	8	16	8,125	(4,632)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	60	201	8,641	9,419
Transfers between Sub-Accounts (including the Fixed Account), net	(1)	(1,100)	35,450	(7,753)
Withdrawals, surrenders, annuitizations and contract charges	(18)	(51,135)	(19,891)	(1,251,281)
Mortality and expense risk charges	—	—	(32)	(2,423)
Cost of insurance and administrative expense charges	(48)	210	(7,730)	(56,564)

Net increase/decrease from Contract Owner Transactions	(7)	(51,824)	16,438	(1,308,602)

Total increase (decrease) in net assets	1	(51,808)	24,563	(1,313,234)
Net assets at beginning of year	1,365	53,173	67,165	1,380,399

Net assets at end of year	$1,366	$1,365	$91,728	$67,165

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	FM7 Sub-Account		F41 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$2,374	$3,023	$195	$136
Net realized gains (losses)	3,210	6,805	2,621	37,083
Net change in unrealized appreciation (depreciation)	12,842	(7,759)	3,579	(39,506)

Increase (decrease) in net assets from operations	18,426	2,069	6,395	(2,287)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	10,011	8,068	2,536	2,706
Transfers between Sub-Accounts (including the Fixed Account), net	(344)	(374)	17,214	(940)
Withdrawals, surrenders, annuitizations and contract charges	(2,345)	(8,922)	(8,929)	(239,418)
Mortality and expense risk charges	—	(394)	(67)	(540)
Cost of insurance and administrative expense charges	(4,923)	(4,368)	(3,570)	(8,298)

Net increase/decrease from Contract Owner Transactions	2,399	(5,990)	7,184	(246,490)

Total increase (decrease) in net assets	20,825	(3,921)	13,579	(248,777)
Net assets at beginning of year	156,852	160,773	51,400	300,177

Net assets at end of year	$177,677	$156,852	$64,979	$51,400

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	FM8 Sub-Account		F23 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$20	$4	$1,291	$1,217
Net realized gains (losses)	—	—	682	13,023
Net change in unrealized appreciation (depreciation)	—	—	(6,696)	(10,107)

Increase (decrease) in net assets from operations	20	4	(4,723)	4,133

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,159	1,065	8,901	5,279
Transfers between Sub-Accounts (including the Fixed Account), net	(89)	82	(196)	(149)
Withdrawals, surrenders, annuitizations and contract charges	(14,650)	(25,966)	(1,644)	(45,909)
Mortality and expense risk charges	—	(108)	—	(255)
Cost of insurance and administrative expense charges	(789)	(870)	(2,810)	(2,436)

Net increase/decrease from Contract Owner Transactions	(14,369)	(25,797)	4,251	(43,470)

Total increase (decrease) in net assets	(14,349)	(25,793)	(472)	(39,337)
Net assets at beginning of year	25,118	50,911	92,391	131,728

Net assets at end of year	$10,769	$25,118	$91,919	$92,391

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	FE3 Sub-Account		T20 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$62	$60	$1,288	$8,816
Net realized gains (losses)	64	(12,884)	(27,457)	19,589
Net change in unrealized appreciation (depreciation)	343	15,331	36,060	(45,764)

Increase (decrease) in net assets from operations	469	2,507	9,891	(17,359)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,950	1,960	10,723	19,653
Transfers between Sub-Accounts (including the Fixed Account), net	(130)	(3,422)	(197,097)	(817)
Withdrawals, surrenders, annuitizations and contract charges	(225)	(168,002)	(3,065)	(34,364)
Mortality and expense risk charges	—	(298)	—	(2,345)
Cost of insurance and administrative expense charges	(288)	(2,961)	(4,174)	(6,638)

Net increase/decrease from Contract Owner Transactions	1,307	(172,723)	(193,613)	(24,511)

Total increase (decrease) in net assets	1,776	(170,216)	(183,722)	(41,870)
Net assets at beginning of year	9,077	179,293	257,763	299,633

Net assets at end of year	$10,853	$9,077	$74,041	$257,763

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	F56 Sub-Account		F59 Sub-Account[12]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$286	$345	$—	$4,627
Net realized gains (losses)	923	131	—	(5,649)
Net change in unrealized appreciation (depreciation)	140	(1,475)	—	(3,621)

Increase (decrease) in net assets from operations	1,349	(999)	—	(4,643)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	1,500	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	108	878	—	—
Withdrawals, surrenders, annuitizations and contract charges	(364)	(268)	—	(96,788)
Mortality and expense risk charges	—	(87)	—	(172)
Cost of insurance and administrative expense charges	(276)	(282)	—	(1,876)

Net increase/decrease from Contract Owner Transactions	(532)	1,741	—	(98,836)

Total increase (decrease) in net assets	817	742	—	(103,479)
Net assets at beginning of year	13,254	12,512	—	103,479

Net assets at end of year	$14,071	$13,254	$—	$—

[12]	Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59) had no net assets at December 31, 2016 and therefore does not appear on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	F54 Sub-Account		F53 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$179	$460	$137	$237
Net realized gains (losses)	820	1,721	2,652	820
Net change in unrealized appreciation (depreciation)	341	(2,870)	1,985	(3,592)

Increase (decrease) in net assets from operations	1,340	(689)	4,774	(2,535)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,480	1,479	1,056	1,141
Transfers between Sub-Accounts (including the Fixed Account), net	(100)	(39)	7,330	14
Withdrawals, surrenders, annuitizations and contract charges	(247)	(6,607)	(48)	(22,440)
Mortality and expense risk charges	—	(45)	(18)	(78)
Cost of insurance and administrative expense charges	(368)	(553)	(1,117)	(1,449)

Net increase/decrease from Contract Owner Transactions	765	(5,765)	7,203	(22,812)

Total increase (decrease) in net assets	2,105	(6,454)	11,977	(25,347)
Net assets at beginning of year	7,470	13,924	12,678	38,025

Net assets at end of year	$9,575	$7,470	$24,655	$12,678

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	T28 Sub-Account		G32 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$2,324	$12,825	$1	$—
Net realized gains (losses)	(166)	(24,041)	—	4
Net change in unrealized appreciation (depreciation)	3,004	5,520	7	(11)

Increase (decrease) in net assets from operations	5,162	(5,696)	8	(7)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	588	1,548	—	1
Withdrawals, surrenders, annuitizations and contract charges	(56)	(128,031)	(1)	—
Mortality and expense risk charges	(121)	(348)	—	—
Cost of insurance and administrative expense charges	(753)	(3,449)	(2)	(2)

Net increase/decrease from Contract Owner Transactions	(342)	(130,280)	(3)	(1)

Total increase (decrease) in net assets	4,820	(135,976)	5	(8)
Net assets at beginning of year	64,918	200,894	56	64

Net assets at end of year	$69,738	$64,918	$61	$56

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	G31 Sub-Account		V13 Sub-Account[13]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$99	$98	$—	$—
Net realized gains (losses)	271	31,571	—	1
Net change in unrealized appreciation (depreciation)	390	(31,438)	—	—

Increase (decrease) in net assets from operations	760	231	—	1

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	460	371	—	44
Transfers between Sub-Accounts (including the Fixed Account), net	(38)	(2,602)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(146)	(81,998)	—	(1)
Mortality and expense risk charges	—	(44)	—	—
Cost of insurance and administrative expense charges	(219)	(50)	—	(62)

Net increase/decrease from Contract Owner Transactions	57	(84,323)	—	(19)

Total increase (decrease) in net assets	817	(84,092)	—	(18)
Net assets at beginning of year	7,004	91,096	—	18

Net assets at end of year	$7,821	$7,004	$—	$—

[13]	Invesco V.I. Comstock Fund Series II Sub-Account (V13) had no net assets at December 31, 2016 and therefore does not appear on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	IB1 Sub-Account		A21 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$25	$60	$4,780	$2,909
Net realized gains (losses)	221	360	1,034	6,332
Net change in unrealized appreciation (depreciation)	165	(485)	(11,789)	(13,111)

Increase (decrease) in net assets from operations	411	(65)	(5,975)	(3,870)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	253	167	14,981	4,720
Transfers between Sub-Accounts (including the Fixed Account), net	(1)	(9)	171,449	718
Withdrawals, surrenders, annuitizations and contract charges	(77)	(28)	(5,819)	(14,537)
Mortality and expense risk charges	—	(9)	—	(1,465)
Cost of insurance and administrative expense charges	(94)	(129)	(7,444)	(14,692)

Net increase/decrease from Contract Owner Transactions	81	(8)	173,167	(25,256)

Total increase (decrease) in net assets	492	(73)	167,192	(29,126)
Net assets at beginning of year	1,949	2,022	182,604	211,730

Net assets at end of year	$2,441	$1,949	$349,796	$182,604

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	MB0 Sub-Account		MB1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$193	$237
Net realized gains (losses)	925	1,776	(2)	189
Net change in unrealized appreciation (depreciation)	2,250	(2,883)	(213)	(1,125)

Increase (decrease) in net assets from operations	3,175	(1,107)	(22)	(699)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,440	2,799	2,976	2,979
Transfers between Sub-Accounts (including the Fixed Account), net	(1,355)	(214)	633	118
Withdrawals, surrenders, annuitizations and contract charges	(193)	(136)	(286)	(146)
Mortality and expense risk charges	—	(41)	—	(42)
Cost of insurance and administrative expense charges	(345)	(358)	(409)	(408)

Net increase/decrease from Contract Owner Transactions	547	2,050	2,914	2,501

Total increase (decrease) in net assets	3,722	943	2,892	1,802
Net assets at beginning of year	14,117	13,174	13,392	11,590

Net assets at end of year	$17,839	$14,117	$16,284	$13,392

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	MB5 Sub-Account		MA9 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$6	$434	$278
Net realized gains (losses)	1,999	4,449	271	1,965
Net change in unrealized appreciation (depreciation)	(2,478)	(2,875)	1,506	(2,442)

Increase (decrease) in net assets from operations	(479)	1,580	2,211	(199)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,752	4,391	3,272	3,638
Transfers between Sub-Accounts (including the Fixed Account), net	(2,086)	(742)	(498)	(347)
Withdrawals, surrenders, annuitizations and contract charges	(273)	(210)	(307)	(188)
Mortality and expense risk charges	—	(64)	—	(60)
Cost of insurance and administrative expense charges	(470)	(518)	(478)	(507)

Net increase/decrease from Contract Owner Transactions	923	2,857	1,989	2,536

Total increase (decrease) in net assets	444	4,437	4,200	2,337
Net assets at beginning of year	24,469	20,032	20,068	17,731

Net assets at end of year	$24,913	$24,469	$24,268	$20,068

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	MD8 Sub-Account		M35 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$9	$—	$466	$617
Net realized gains (losses)	—	—	584	1,072
Net change in unrealized appreciation (depreciation)	—	—	409	(1,857)

Increase (decrease) in net assets from operations	9	—	1,459	(168)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	6,752	—	—	(1)
Withdrawals, surrenders, annuitizations and contract charges	(3,336)	(611,886)	(140)	(8,654)
Mortality and expense risk charges	(203)	(1,183)	—	(73)
Cost of insurance and administrative expense charges	(13,331)	(34,810)	(100)	(412)

Net increase/decrease from Contract Owner Transactions	(10,118)	(647,879)	(240)	(9,140)

Total increase (decrease) in net assets	(10,109)	(647,879)	1,219	(9,308)
Net assets at beginning of year	109,696	757,575	16,710	26,018

Net assets at end of year	$99,587	$109,696	$17,929	$16,710

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	M31 Sub-Account		MF1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$76	$74	$—	$—
Net realized gains (losses)	10,335	10,732	4,778	28,283
Net change in unrealized appreciation (depreciation)	(4,237)	(9,801)	(2,552)	(25,037)

Increase (decrease) in net assets from operations	6,174	1,005	2,226	3,246

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	8,143	—	2,855	4,288
Transfers between Sub-Accounts (including the Fixed Account), net	168,463	—	(44)	(1,632)
Withdrawals, surrenders, annuitizations and contract charges	(2,282)	(45,688)	(963)	(93,165)
Mortality and expense risk charges	—	(72)	—	(388)
Cost of insurance and administrative expense charges	(842)	(895)	(2,934)	(4,623)

Net increase/decrease from Contract Owner Transactions	173,482	(46,655)	(1,086)	(95,520)

Total increase (decrease) in net assets	179,656	(45,650)	1,140	(92,274)
Net assets at beginning of year	—	45,650	44,876	137,150

Net assets at end of year	$179,656	$—	$46,016	$44,876

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	M05 Sub-Account		M06 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$—	$5,533	$13,267
Net realized gains (losses)	108	76	(154)	(4,944)
Net change in unrealized appreciation (depreciation)	289	(123)	950	(7,308)

Increase (decrease) in net assets from operations	397	(47)	6,329	1,015

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	747	1,280	7,338	10,103
Transfers between Sub-Accounts (including the Fixed Account), net	1	(10)	(4,867)	(9,075)
Withdrawals, surrenders, annuitizations and contract charges	(177)	(95)	(1,876)	(252,283)
Mortality and expense risk charges	—	(34)	(161)	(892)
Cost of insurance and administrative expense charges	(178)	(258)	(3,085)	(7,068)

Net increase/decrease from Contract Owner Transactions	393	883	(2,651)	(259,215)

Total increase (decrease) in net assets	790	836	3,678	(258,200)
Net assets at beginning of year	4,631	3,795	155,200	413,400

Net assets at end of year	$5,421	$4,631	$158,878	$155,200

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	M33 Sub-Account		M44 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$204	$181	$239	$257
Net realized gains (losses)	2,976	12,132	60	391
Net change in unrealized appreciation (depreciation)	(1,100)	(12,184)	309	(1,585)

Increase (decrease) in net assets from operations	2,080	129	608	(937)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,188	3,324	582	688
Transfers between Sub-Accounts (including the Fixed Account), net	(1,301)	(1,794)	5	(37)
Withdrawals, surrenders, annuitizations and contract charges	(6,352)	(37,905)	(165)	(92)
Mortality and expense risk charges	—	(83)	—	(22)
Cost of insurance and administrative expense charges	(656)	(497)	(118)	(142)

Net increase/decrease from Contract Owner Transactions	(5,121)	(36,955)	304	395

Total increase (decrease) in net assets	(3,041)	(36,826)	912	(542)
Net assets at beginning of year	24,107	60,933	5,305	5,847

Net assets at end of year	$21,066	$24,107	$6,217	$5,305

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	M40 Sub-Account		M83 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$101	$930	$1,299	$4,486
Net realized gains (losses)	52	(2,911)	3,390	26,209
Net change in unrealized appreciation (depreciation)	132	(180)	10,566	(31,997)

Increase (decrease) in net assets from operations	285	(2,161)	15,255	(1,302)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	3,704	11,795
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(136,644)	(3,263)
Withdrawals, surrenders, annuitizations and contract charges	(21)	(19,150)	(5,176)	(81,165)
Mortality and expense risk charges	—	(42)	—	(1,700)
Cost of insurance and administrative expense charges	(16)	(422)	(4,613)	(8,069)

Net increase/decrease from Contract Owner Transactions	(37)	(19,614)	(142,729)	(82,402)

Total increase (decrease) in net assets	248	(21,775)	(127,474)	(83,704)
Net assets at beginning of year	2,563	24,338	188,803	272,507

Net assets at end of year	$2,811	$2,563	$61,329	$188,803

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,437	$3,256	$36	$39
Net realized gains (losses)	5,938	728	314	266
Net change in unrealized appreciation (depreciation)	2,033	(7,074)	(147)	(283)

Increase (decrease) in net assets from operations	9,408	(3,090)	203	22

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,101	3,332	167	273
Transfers between Sub-Accounts (including the Fixed Account), net	20,650	(1,921)	—	(13)
Withdrawals, surrenders, annuitizations and contract charges	(359)	(84,662)	(27)	(143)
Mortality and expense risk charges	(104)	(277)	—	(1)
Cost of insurance and administrative expense charges	(3,969)	(5,688)	(72)	(66)

Net increase/decrease from Contract Owner Transactions	19,319	(89,216)	68	50

Total increase (decrease) in net assets	28,727	(92,306)	271	72
Net assets at beginning of year	61,253	153,559	2,364	2,292

Net assets at end of year	$89,980	$61,253	$2,635	$2,364

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	MA0 Sub-Account[14]		MA1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$1,068	$7	$1,180
Net realized gains (losses)	—	(2,656)	88	(30,472)
Net change in unrealized appreciation (depreciation)	—	1,655	34	13,683

Increase (decrease) in net assets from operations	—	67	129	(15,609)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	21
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	5,792	11,250
Withdrawals, surrenders, annuitizations and contract charges	—	(27,677)	(2,747)	(175,925)
Mortality and expense risk charges	—	(43)	(4)	(307)
Cost of insurance and administrative expense charges	—	(469)	(934)	(4,128)

Net increase/decrease from Contract Owner Transactions	—	(28,189)	2,107	(169,089)

Total increase (decrease) in net assets	—	(28,122)	2,236	(184,698)
Net assets at beginning of year	—	28,122	2,620	187,318

Net assets at end of year	$—	$—	$4,856	$2,620

[14]	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) had no net assets at December 31, 2016 and therefore does not appear on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	M96 Sub-Account		MD2 Sub-Account[15]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,697	$3,654	$—	$414
Net realized gains (losses)	(346)	(490)	—	(588)
Net change in unrealized appreciation (depreciation)	(1,842)	(2,540)	—	348

Increase (decrease) in net assets from operations	1,509	624	—	174

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	8,785	8,857	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(2,510)	30	—	—
Withdrawals, surrenders, annuitizations and contract charges	(3,147)	(6,358)	—	(16,632)
Mortality and expense risk charges	—	(1,306)	—	(25)
Cost of insurance and administrative expense charges	(2,092)	(3,210)	—	(320)

Net increase/decrease from Contract Owner Transactions	1,036	(1,987)	—	(16,977)

Total increase (decrease) in net assets	2,545	(1,363)	—	(16,803)
Net assets at beginning of year	137,408	138,771	—	16,803

Net assets at end of year	$139,953	$137,408	$—	$—

[15]	MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) had no net assets at December 31, 2016 and therefore does not appear on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	MA6 Sub-Account		M97 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$7,384	$10,471	$780	$—
Net realized gains (losses)	272	6,710	3,373	—
Net change in unrealized appreciation (depreciation)	7,848	(22,667)	(4,084)	—

Increase (decrease) in net assets from operations	15,504	(5,486)	69	—

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,848	6,625	3,257	—
Transfers between Sub-Accounts (including the Fixed Account), net	(26,815)	(615)	68,016	—
Withdrawals, surrenders, annuitizations and contract charges	(2,122)	(50,365)	(886)	—
Mortality and expense risk charges	—	(985)	—	—
Cost of insurance and administrative expense charges	(3,467)	(6,129)	(327)	—

Net increase/decrease from Contract Owner Transactions	(27,556)	(51,469)	70,060	—

Total increase (decrease) in net assets	(12,052)	(56,955)	70,129	—
Net assets at beginning of year	129,883	186,838	—	—

Net assets at end of year	$117,831	$129,883	$70,129	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	MD5 Sub-Account		ME3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$169	$219	$6	$75
Net realized gains (losses)	1,026	821	2	210
Net change in unrealized appreciation (depreciation)	(814)	(1,184)	(11)	(286)

Increase (decrease) in net assets from operations	381	(144)	(3)	(1)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,307	3,226	213	171
Transfers between Sub-Accounts (including the Fixed Account), net	191	(131)	(1)	—
Withdrawals, surrenders, annuitizations and contract charges	(352)	(152)	(14)	(3,602)
Mortality and expense risk charges	—	(46)	—	(6)
Cost of insurance and administrative expense charges	(436)	(420)	(38)	(171)

Net increase/decrease from Contract Owner Transactions	2,710	2,477	160	(3,608)

Total increase (decrease) in net assets	3,091	2,333	157	(3,609)
Net assets at beginning of year	15,782	13,449	498	4,107

Net assets at end of year	$18,873	$15,782	$655	$498

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	MB8 Sub-Account		MF4 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$221	$1,362	$—	$1,508
Net realized gains (losses)	(5,328)	23,854	—	(700)
Net change in unrealized appreciation (depreciation)	9,755	(33,530)	—	(797)

Increase (decrease) in net assets from operations	4,648	(8,314)	—	11

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,212	1,308	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(6,799)	(5,526)	—	(41,390)
Withdrawals, surrenders, annuitizations and contract charges	(9,017)	(160,926)	—	(43,755)
Mortality and expense risk charges	(19)	(510)	—	(84)
Cost of insurance and administrative expense charges	(4,345)	(8,216)	—	(919)

Net increase/decrease from Contract Owner Transactions	(18,968)	(173,870)	—	(86,148)

Total increase (decrease) in net assets	(14,320)	(182,184)	—	(86,137)
Net assets at beginning of year	45,563	227,747	—	86,137

Net assets at end of year	$31,243	$45,563	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	MF6 Sub-Account		MF8 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,087	$5,025	$17,382	$32,237
Net realized gains (losses)	1,493	19,149	42,918	35,015
Net change in unrealized appreciation (depreciation)	568	(24,298)	(16,941)	(63,465)

Increase (decrease) in net assets from operations	3,148	(124)	43,359	3,787

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,720	3,507	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	3,232	(1,266)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(2,742)	(117,741)	1	(72,786)
Mortality and expense risk charges	(1)	(247)	(1,253)	(1,387)
Cost of insurance and administrative expense charges	(1,957)	(2,749)	(17,796)	(19,883)

Net increase/decrease from Contract Owner Transactions	2,252	(118,496)	(19,048)	(94,056)

Total increase (decrease) in net assets	5,400	(118,620)	24,311	(90,269)
Net assets at beginning of year	38,916	157,536	617,146	707,415

Net assets at end of year	$44,316	$38,916	$641,457	$617,146

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	MG0 Sub-Account		MF2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$—	$655	$2,072	$2,571
Net realized gains (losses)	(177)	(367)	(57)	(296)
Net change in unrealized appreciation (depreciation)	1,682	(3,677)	246	(1,158)

Increase (decrease) in net assets from operations	1,505	(3,389)	2,261	1,117

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	2,265	9,521	8,279
Transfers between Sub-Accounts (including the Fixed Account), net	(980)	41,611	26,877	438
Withdrawals, surrenders, annuitizations and contract charges	(524)	(29,753)	(1,815)	(122,204)
Mortality and expense risk charges	(80)	(262)	(70)	(397)
Cost of insurance and administrative expense charges	(873)	(1,541)	(7,142)	(7,795)

Net increase/decrease from Contract Owner Transactions	(2,457)	12,320	27,371	(121,679)

Total increase (decrease) in net assets	(952)	8,931	29,632	(120,562)
Net assets at beginning of year	59,258	50,327	134,072	254,634

Net assets at end of year	$58,306	$59,258	$163,704	$134,072

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	MG3 Sub-Account		MG5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$316	$505	$6,739	$112,064
Net realized gains (losses)	2,224	8,555	11,536	80,739
Net change in unrealized appreciation (depreciation)	2,577	(9,615)	(1,767)	(185,091)

Increase (decrease) in net assets from operations	5,117	(555)	16,508	7,712

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	221	573	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	21,305	(2,142)	—	21,942
Withdrawals, surrenders, annuitizations and contract charges	(193)	(69,020)	(89,326)	(2,428,935)
Mortality and expense risk charges	(53)	(109)	(567)	(4,989)
Cost of insurance and administrative expense charges	(3,369)	(3,555)	(9,041)	(75,716)

Net increase/decrease from Contract Owner Transactions	17,911	(74,253)	(98,934)	(2,487,698)

Total increase (decrease) in net assets	23,028	(74,808)	(82,426)	(2,479,986)
Net assets at beginning of year	24,791	99,599	321,573	2,801,559

Net assets at end of year	$47,819	$24,791	$239,147	$321,573

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	ME0 Sub-Account		V43 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$698	$354	$—	$—
Net realized gains (losses)	6,180	4,233	30	642
Net change in unrealized appreciation (depreciation)	11,128	(5,874)	(244)	(793)

Increase (decrease) in net assets from operations	18,006	(1,287)	(214)	(151)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,257	3,642	—	300
Transfers between Sub-Accounts (including the Fixed Account), net	19,835	(51)	140	(189)
Withdrawals, surrenders, annuitizations and contract charges	(1,310)	(7,317)	(68)	(59)
Mortality and expense risk charges	—	(538)	—	(17)
Cost of insurance and administrative expense charges	(511)	(597)	(52)	(56)

Net increase/decrease from Contract Owner Transactions	21,271	(4,861)	20	(21)

Total increase (decrease) in net assets	39,277	(6,148)	(194)	(172)
Net assets at beginning of year	50,438	56,586	2,593	2,765

Net assets at end of year	$89,715	$50,438	$2,399	$2,593

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	O01 Sub-Account		O20 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$56	$14	$174	$812
Net realized gains (losses)	2,686	2,780	1,789	14,488
Net change in unrealized appreciation (depreciation)	(3,023)	(2,289)	(2,043)	(13,185)

Increase (decrease) in net assets from operations	(281)	505	(80)	2,115

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	375	367	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(11)	(38)	(1,145)	296
Withdrawals, surrenders, annuitizations and contract charges	(6,351)	(199)	—	(48,467)
Mortality and expense risk charges	—	(63)	(45)	(130)
Cost of insurance and administrative expense charges	(413)	(505)	(265)	(1,354)

Net increase/decrease from Contract Owner Transactions	(6,400)	(438)	(1,455)	(49,655)

Total increase (decrease) in net assets	(6,681)	67	(1,535)	(47,540)
Net assets at beginning of year	14,454	14,387	25,095	72,635

Net assets at end of year	$7,773	$14,454	$23,560	$25,095

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$246	$5,565	$6,879	$13,683
Net realized gains (losses)	(230)	(66,260)	(622)	(28,573)
Net change in unrealized appreciation (depreciation)	3,117	39,353	9,729	11,152

Increase (decrease) in net assets from operations	3,133	(21,342)	15,986	(3,738)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	15	5,451	4,763
Transfers between Sub-Accounts (including the Fixed Account), net	6,695	17,348	(343)	(634)
Withdrawals, surrenders, annuitizations and contract charges	(1,008)	(101,961)	(2,723)	(203,677)
Mortality and expense risk charges	(42)	(205)	(85)	(605)
Cost of insurance and administrative expense charges	(586)	(2,144)	(3,656)	(6,232)

Net increase/decrease from Contract Owner Transactions	5,059	(86,947)	(1,356)	(206,385)

Total increase (decrease) in net assets	8,192	(108,289)	14,630	(210,123)
Net assets at beginning of year	15,915	124,204	120,995	331,118

Net assets at end of year	$24,107	$15,915	$135,625	$120,995

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	PK9 Sub-Account		P06 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$460	$327	$402	$641
Net realized gains (losses)	(136)	(1,457)	(160)	(100)
Net change in unrealized appreciation (depreciation)	420	1,115	544	(1,033)

Increase (decrease) in net assets from operations	744	(15)	786	(492)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,549	1,454	4,521	2,581
Transfers between Sub-Accounts (including the Fixed Account), net	(1)	(93)	2	(92)
Withdrawals, surrenders, annuitizations and contract charges	(510)	(43,040)	(1,698)	(1,006)
Mortality and expense risk charges	—	(344)	—	(154)
Cost of insurance and administrative expense charges	(334)	(1,234)	(1,557)	(1,452)

Net increase/decrease from Contract Owner Transactions	704	(43,257)	1,268	(123)

Total increase (decrease) in net assets	1,448	(43,272)	2,054	(615)
Net assets at beginning of year	17,598	60,870	14,788	15,403

Net assets at end of year	$19,046	$17,598	$16,842	$14,788

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2016 AND 2015

	P07 Sub-Account		307 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$4,166	$9,122	$—	$—
Net realized gains (losses)	(188)	2,388	51,408	16,170
Net change in unrealized appreciation (depreciation)	950	(10,517)	(61,300)	16,921

Increase (decrease) in net assets from operations	4,928	993	(9,892)	33,091

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	12,381	10,820	5,097	14,134
Transfers between Sub-Accounts (including the Fixed Account), net	25,070	(192)	(188,514)	(350)
Withdrawals, surrenders, annuitizations and contract charges	(4,045)	(41,969)	(5,137)	(19,490)
Mortality and expense risk charges	—	(1,532)	—	(2,224)
Cost of insurance and administrative expense charges	(3,867)	(6,018)	(6,835)	(12,528)

Net increase/decrease from Contract Owner Transactions	29,539	(38,891)	(195,389)	(20,458)

Total increase (decrease) in net assets	34,467	(37,898)	(205,281)	12,633
Net assets at beginning of year	179,936	217,834	320,002	307,369

Net assets at end of year	$214,403	$179,936	$114,721	$320,002

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

1. BUSINESS AND ORGANIZATION

Delaware Life NY Variable Account D (the “Variable Account”) is a separate account of Delaware Life Insurance Company of New York (the “Sponsor”). The Variable Account was established on April 24, 2003 as a funding vehicle for the variable portion of Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II Variable Universal life (“VUL”), Executive VUL, Prime VUL, Prime Survivorship, Protector VUL, and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
MD8	MFS VIT II Money Market Portfolio Initial Class	April 29, 2016

The following Sub-Account was liquidated and merged with an existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
C62	C60	April 29, 2016

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C60	April 29, 2016
M44, M40, M08	August 11, 2014
M07, M35	August 16, 2013
MF4[2], M33[1], M05[1], M83[1], M06[1], MF1[1], M31[1], MD8[1]	December 10, 2012

[1]	First activity in Sub-Account 2012.
[2]	First activity in Sub-Account 2013.

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
M97	2016
309, MD2	2012

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2016. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Transfer between Sub-Accounts (including the Fixed Account), net line on the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2016 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor will be held harmless by its former parent for any such liability. The Sponsor believes that the possibility of a tax liability for the tax years prior to August 1, 2013 is remote. Additionally, the Sponsor does not believe it has any uncertain tax provision for its stand-alone federal and state income tax returns that would be material to its financial statements. Therefore, the Sponsor did not record a liability for uncertain tax provisions at December 31, 2016.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent events

Management has evaluated events subsequent to December 31, 2016 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable

Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2016, the net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2016. There were no transfers between levels during the year ended December 31, 2016.

4. RELATED PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. For Futurity Accumulator II, Futurity Protector II, Executive VUL, Prime VUL, Futurity Survivorship II VUL, and Prime Survivorship contracts, as of December 31, 2016, the maximum deduction is at an effective annual rate of 0.60%. For Sun Protector VUL, as of December 31, 2016, the maximum deduction is an effective annual rate of 0.75%. These charges are reflected in the Statement of Changes in Net Assets.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statement of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

Administration charges

Each month on the account anniversary date, an account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Single Life Products (Futurity Accumulator II, Futurity Protector II, Executive VUL, Protector VUL, and Prime VUL) the Account Fee is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. For the Survivorship Product (Futurity Survivorship II and Prime Survivorship), the Account Fee is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. As of December 31, 2016, the Account Fee is $8 for Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II VUL and Prime VUL, and $10 for Protector VUL and Executive VUL and Prime Survivorship. The Account Fee is reported in the Statement of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Products, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and 9 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. For the Protector VUL and Prime VUL products, the surrender charge applies to the first 14 and 10 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. Executive VUL does not have a surrender charge. Surrender charges are deducted and retained by the Sponsor. These charges are reported as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statement of Changes in Net Assets.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

5. CONTRACT CHARGES (CONTINUED)

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. These charges consist of premium tax, federal deferred acquisition cost (“DAC”) tax and the sales load. 3.25% of the charge is used to pay premium tax and DAC and the remaining is for sales load. For Futurity Protector II and Futurity Accumulator II , the current charge is 5.25% and is not to exceed 7.25% of the premium. For Protector VUL, the current charge is 3.50% for policy years 11 and thereafter, and the maximum premium charge is 7.50% for all policy years.

For Prime VUL, the current sale charge is 6.50% for all policy years and will not exceed 8.25% of premium if the Long Term Accumulation (“LTA”) rider is not attached to the policy. The sales charge is currently 15.00% for all policy years and is guaranteed not to exceed 15.00% for any policy year if the LTA rider is attached to the policy,.

For Executive VUL the current sales charge for policy year 1 is 20% on each premium payment up to and including target premium, 9% in policy years 2-10 and 3.25% thereafter. The sales charge on premium payment up to and including target premium will not exceed 35% for policy year 1, 12% for policy years 2-10 and 5% thereafter. For policies with investment start dates before October 3, 2011, the current sales charge for policy year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with investment start dates on and after October 3, 2011, the current Premium Expense Load for policy year 1 is 5.0% on each premium payment in excess of target premium. For all Policies, the current sales charge for policy years 2-10 is 3.5% on each premium payment in excess of target premium and 3.25% thereafter. The sales charge on each premium payment in excess of target premium will not exceed 5.0% in any policy year.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 were as follows:

	Purchases	Sales
A71	$142,285	$4,730
A54	121	1,628
302	3,052	1,071
B18	17,115	4,657
C60	31,848	15,323
C62	5,938	17,325
D37	3,982	1,505
D55	2,273	905
S61	1,540	424
D18	13,977	4,290
FD7	8,362	9,663
F24	2,725	1,066
F29	10,842	4,186
F21	178	60
F26	36,459	18,762
FM7	10,982	6,045
F41	17,402	6,839
FM8	1,081	15,430
F23	8,632	2,927
FE3	2,799	1,217
T20	11,429	202,600
F56	1,731	1,428
F54	2,229	546
F53	12,480	2,616
T28	2,911	929
G32	1	3
G31	774	352
IB1	472	161
A21	191,599	13,652
MB0	4,297	3,067
MB1	4,852	1,745
MB5	7,301	4,963
MA9	5,196	2,773

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD8	$2,913	$13,022
M35	1,042	240
M31	187,065	3,152
MF1	7,749	5,157
M05	947	347
M06	12,944	10,062
M33	7,166	9,471
M44	965	281
M40	166	38
M83	10,247	146,660
M08	34,443	7,340
MB6	458	91
MA1	3,461	1,347
M96	12,371	7,638
MA6	11,953	32,125
M97	75,485	1,228
MD5	5,865	2,009
ME3	216	50
MB8	13,939	30,806
MF6	7,008	2,925
MF8	60,250	19,049
MG0	542	2,999
MF2	39,263	9,820
MG3	25,403	4,159
MG5	18,525	98,933
ME0	35,322	6,162
V43	364	219
O01	1,822	6,756
O20	1,713	1,455
P10	6,030	725
PK8	11,536	6,013
PK9	1,883	719
P06	4,240	2,570
P07	41,643	7,938
307	4,499	199,888

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2016 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	6,816	636	6,180
A54	13	80	(67)
302	—	49	(49)
B18	1,035	333	702
C60	1,668	35	1,633
C62	204	1,499	(1,295)
D37	14	50	(36)
D55	80	86	(6)
S61	43	36	7
D18	601	549	52
FD7	237	620	(383)
F24	—	56	(56)
F29	357	397	(40)
F21	3	4	(1)
F26	2,580	1,785	795
FM7	1,186	1,080	106
F41	1,081	718	363
FM8	210	1,356	(1,146)
F23	1,081	818	263
FE3	177	88	89
T20	1,998	9,768	(7,770)
F56	44	62	(18)
F54	106	44	62
F53	526	150	376
T28	36	58	(22)
G31	47	44	3
IB1	16	12	4
A21	8,171	734	7,437
MB0	204	168	36
MB1	559	217	342
MB5	371	309	62
MA9	344	202	142
MD8	675	1,686	(1,011)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M35	—	20	(20)
M31	10,887	266	10,621
MF1	2,963	3,025	(62)
M05	136	111	25
M06	749	1,015	(266)
M33	291	603	(312)
M44	182	151	31
M40	—	4	(4)
M83	2,941	11,706	(8,765)
M08	2,311	639	1,672
MB6	8	4	4
MA1	475	302	173
M96	612	553	59
MA6	351	1,478	(1,127)
M97	4,181	100	4,081
MD5	290	127	163
ME3	45	27	18
MB8	862	1,506	(644)
MF6	511	393	118
MF8	—	940	(940)
MG0	36	224	(188)
MF2	4,198	1,837	2,361
MG3	1,063	213	850
MG5	—	5,366	(5,366)
ME0	1,322	310	1,012
V43	12	10	2
O01	38	333	(295)
O20	—	83	(83)
P10	1,299	317	982
PK8	335	411	(76)
PK9	517	451	66
P06	1,886	1,818	68
P07	2,320	841	1,479
307	473	7,416	(6,943)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2015 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	787	798	(11)
A54	43	1,591	(1,548)
308	—	3,117	(3,117)
304	—	1,593	(1,593)
309	—	2,062	(2,062)
306	—	1,315	(1,315)
302	—	3,046	(3,046)
305	—	3,005	(3,005)
B18	69	7,667	(7,598)
C62	466	286	180
D37	29	61	(32)
D55	96	294	(198)
S61	42	1,441	(1,399)
D18	829	868	(39)
FD7	148	3,609	(3,461)
F24	2	6,563	(6,561)
F29	463	441	22
F21	37	3,124	(3,087)
F26	1,139	68,592	(67,453)
FM7	1,577	1,868	(291)
F41	321	12,995	(12,674)
FM8	341	2,416	(2,075)
F23	1,131	3,701	(2,570)
FE3	290	10,962	(10,672)
T20	1,339	2,262	(923)
F56	320	255	65
F59	—	6,026	(6,026)
F54	221	576	(355)
F53	131	1,467	(1,336)
T28	109	8,840	(8,731)
G32	1	1	—
G31	115	4,370	(4,255)
V13	2	3	(1)
IB1	24	25	(1)
A21	834	1,891	(1,057)
MB0	285	184	101
MB1	740	474	266
MB5	481	312	169
MA9	459	293	166
M35	15	805	(790)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M31	—	3,021	(3,021)
MF1	366	6,469	(6,103)
M05	118	52	66
M06	2,755	27,351	(24,596)
M33	436	2,895	(2,459)
M44	146	111	35
M40	3	2,100	(2,097)
M83	1,471	6,773	(5,302)
M08	486	9,011	(8,525)
MB6	28	26	2
MA0	—	1,776	(1,776)
MA1	1,006	16,098	(15,092)
M96	807	915	(108)
MD2	—	1,337	(1,337)
MA6	789	3,470	(2,681)
MD5	408	267	141
MD8	2	64,790	(64,788)
ME3	22	305	(283)
MB8	252	8,968	(8,716)
MF4	—	5,469	(5,469)
MF6	730	8,065	(7,335)
MF8	—	4,783	(4,783)
MG0	3,926	3,017	909
MF2	2,786	13,375	(10,589)
MG3	153	4,181	(4,028)
MG5	1,228	139,948	(138,720)
ME0	347	581	(234)
V43	286	286	—
O01	80	100	(20)
O20	17	2,788	(2,771)
P10	2,983	17,917	(14,934)
PK8	390	12,840	(12,450)
PK9	301	4,412	(4,111)
P06	189	200	(11)
P07	1,103	3,076	(1,973)
307	1,248	1,967	(719)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
A71
2016	9,391	$21.9478	$206,110	1.03%	11.07%
2015	3,211	19.7603	63,447	1.20	1.43
2014	3,222	19.4824	62,767	1.10	9.29
2013	3,306	17.8263	58,938	1.13	34.59
2012	3,395	13.2447	44,963	1.35	17.24
A54
2016	1,362	23.5053	32,016	—	0.97
2015	1,429	23.2786	33,261	—	(1.56)
2014	2,977	23.6485	70,396	—	8.01
2013	3,112	21.8945	68,142	0.34	35.84
2012	3,140	16.1179	50,609	—	16.21
308
2015	—	20.8912	—	0.33	(2.93)
2014	3,117	21.5218	67,084	3.13	15.36
2013	3,200	18.6562	59,694	2.01	33.00
2012	274	14.0272	3,842	0.67	13.88
304
2015	—	22.2704	—	0.18	6.94
2014	1,593	20.8258	33,170	1.24	2.31
2013	1,444	20.3549	29,394	1.38	29.18
2012	1,293	15.7574	20,382	1.10	22.56
309
2015	—	19.6907	—	0.39	(1.34)
2014	2,062	19.9584	41,163	3.99	5.64
2013	1,743	18.8928	32,938	3.66	22.53
2012	1,536	15.4184	23,688	1.90	2.40
306
2015	—	19.5524	—	—	0.27
2014	1,315	19.5004	25,646	0.15	2.12
2013	1,091	19.0950	20,839	0.86	28.28
2012	284	14.8857	4,227	1.34	18.18
302
2016	1,076	24.3104	26,152	1.50	11.52
2015	1,125	21.7990	24,524	0.67	1.45
2014	4,171	21.4864	89,614	1.35	10.63
2013	4,099	19.4211	79,601	1.44	33.50
2012	4,075	14.5477	59,283	1.81	17.48
305
2015	—	16.0904	—	0.96	(7.30)
2014	3,005	17.3571	52,157	6.45	0.63
2013	2,512	17.2478	43,322	7.67	6.60
2012	2,248	16.1794	36,375	8.43	13.70
300
2012	—	—	—	0.05	14.31

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
B18
2016	5,416	$16.4625			$89,162	1.38%	3.80%
2015	4,715	15.8591			74,770	0.77	(1.00)
2014	12,313	16.0194			197,252	2.40	1.93
2013	12,972	15.7157			203,871	1.19	14.42
2012	9,132	13.7356			125,439	1.61	9.97
C60
2016	1,633	10.5496			17,229	—	5.50
C62
2016	—	11.6050			—	—	(6.46)
2015	1,295	12.4062			16,067	—	1.26
2014	1,115	12.2519			13,662	—	8.82
2013	950	11.2586			10,701	0.27	42.00
2012	1,257	7.9287			9,969	—	11.12
D37
2016	758	40.1092			30,405	0.23	8.29
2015	794	37.0374			29,404	0.38	7.54
2014	826	34.4409			28,462	0.07	3.15
2013	854	33.3896			28,509	0.02	41.32
2012	884	23.6262			20,877	0.24	11.02
D55
2016	528	41.6580			21,983	0.82	20.71
2015	534	34.5119			18,413	0.85	(4.85)
2014	732	36.2728			26,547	0.71	4.47
2013	759	34.7192			26,347	1.43	38.31
2012	827	25.1030			20,773	0.63	15.88
S61
2016	291	32.1967			9,360	0.58	16.89
2015	283	27.5450			7,799	0.23	(1.91)
2014	1,682	28.0815			47,241	0.81	5.53
2013	1,774	26.6110			47,207	1.15	35.24
2012	1,787	19.6769			35,163	1.15	13.77
D18
2016	3,796	30.3783			115,302	1.03	15.47
2015	3,743	26.3087			98,485	0.60	(2.29)
2014	3,782	26.9245			101,842	0.99	12.09
2013	3,912	24.0203			93,976	1.37	34.99
2012	4,060	17.7939			72,240	0.44	19.67
FD7
2016	8,516	22.4690			191,340	1.19	6.98
2015	8,899	21.0032			186,903	1.07	0.36
2014	12,360	20.9278			258,668	1.46	10.02
2013	11,237	19.0220			213,746	1.56	19.28
2012	9,692	15.9471			154,563	6.38	14.82
F24
2016	1,619	20.8192			33,708	0.63	7.73
2015	1,675	14.7904	to	19.3254	32,367	0.22	0.42
2014	8,236	19.2454			158,510	0.80	11.65
2013	7,888	17.2366			135,972	0.96	30.95
2012	6,210	13.1625			81,745	1.28	16.14
F29
2016	3,086	31.3756			96,836	0.74	7.91
2015	3,126	29.0752			90,887	0.95	0.56
2014	3,104	28.9139			89,754	0.66	11.82
2013	6,044	25.8584			156,300	0.81	31.14
2012	9,227	19.7174			181,935	1.38	16.31

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
F21
2016	75	$18.1226			$1,366	—%	0.71%
2015	76	17.9942			1,365	0.04	7.05
2014	3,163	16.8088			53,173	0.09	11.19
2013	3,355	15.1174			50,720	0.20	36.20
2012	3,344	11.0992			37,112	0.50	14.54
F26
2016	4,820	17.6396 to 21.9446			91,728	1.71	11.58
2015	4,024	15.8087 to 19.6669			67,165	0.40	1.08
2014	71,477	15.6394 to 19.4563			1,380,399	1.63	13.29
2013	62,425	13.8050 to 17.1742			1,064,230	1.89	31.91
2012	56,748	10.46560 to 13.0198			731,219	1.96	15.63
FM7
2016	7,851	22.6318			177,677	1.46	11.75
2015	7,745	20.2527			156,852	1.89	1.24
2014	8,036	20.0055			160,773	1.59	13.46
2013	8,185	17.6328			144,332	1.86	32.11
2012	8,337	13.3472			111,276	2.10	15.81
F41
2016	3,302	17.0487 to 21.4998			64,979	0.37	11.92
2015	2,939	15.2325 to 19.2095			51,400	0.06	(1.63)
2014	15,613	15.4847 to 19.5275			300,177	0.02	6.03
2013	14,893	14.6038 to 18.4166			270,281	0.31	35.87
2012	11,859	10.7485 to 13.5547			157,253	0.51	14.56
FM8
2016	865	12.4466			10,769	0.10	0.11
2015	2,012	12.4335			25,118	0.01	0.01
2014	4,087	12.4324			50,911	0.01	0.01
2013	4,196	12.4312			52,266	0.01	0.01
2012	4,208	12.4300			52,416	0.04	0.04
F23
2016	5,667	16.2191			91,919	1.44	(5.12)
2015	5,405	17.0946			92,391	1.16	3.49
2014	7,975	16.5180			131,728	0.94	(8.16)
2013	15,416	17.9856			277,274	1.40	30.38
2012	14,920	13.7952			205,825	2.11	20.54
FE3
2016	743	14.6019			10,853	0.60	5.17
2015	654	13.8841 to 16.2374			9,077	0.04	1.84
2014	11,326	13.6330 to 15.9437			179,293	3.01	(1.23)
2013	10,332	13.8022 to 16.1415			165,738	2.16	13.25
2012	5,142	12.1877	to	14.2534	72,293	0.93	14.83
T20
2016	2,845	26.0283			74,041	1.03	7.18
2015	10,614	24.2858			257,763	3.22	(6.49)
2014	11,537	25.9718			299,633	1.93	(11.13)
2013	10,530	29.2248			307,749	1.31	22.97
2012	3,647	23.7658			86,663	3.00	18.23
F56
2016	534	26.3642			14,071	2.11	9.62
2015	551	24.0506			13,254	2.58	(6.49)
2014	486	25.7188			12,512	1.38	(2.81)
2013	450	26.4637			11,906	2.74	30.82
2012	565	20.2291			11,426	2.02	21.07

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
F59
2015	—	$13.4991 to $15.9616			$—	4.56%	(7.05%)
2014	6,026	17.1730			103,479	4.83	4.62
2013	5,464	16.4152			89,696	7.16	13.94
2012	2,125	14.4068			30,614	5.93	12.65
F54
2016	650	14.7200 to 18.1610			9,575	2.11	16.06
2015	589	12.6833 to 15.6483			7,470	3.61	(4.94)
2014	944	13.3419 to 16.4608			13,924	2.00	7.12
2013	837	12.4548 to 15.3664			11,554	2.26	28.26
2012	1,047	9.7106 to 11.9806			10,960	2.17	14.24
F53
2016	1,161	20.2177 to 21.8801			24,655	0.80	30.19
2015	786	15.5298 to 16.8067			12,678	0.74	(7.39)
2014	2,122	16.7684 to 18.1471			38,025	0.55	0.57
2013	2,767	16.6731 to 18.0440			49,515	1.30	36.24
2012	594	12.2382 to 13.2445			7,602	0.80	18.39
T28
2016	4,409	15.5488 to 15.8484			69,738	3.44	7.94
2015	4,431	14.4052 to 14.6827			64,918	7.56	(3.87)
2014	13,162	14.9849 to 15.2736			200,894	5.87	1.86
2013	12,231	14.7111 to 14.9946			183,256	5.87	3.32
2012	11,374	14.2391 to 14.5134			164,936	6.70	12.75
G32
2016	2	29.4499			61	1.77	13.53
2015	2	25.9401			56	—	(9.24)
2014	2	28.5815			64	1.04	13.57
2013	2	25.1664			56	0.87	32.89
2012	2	18.9374			45	1.15	18.47
G31
2016	358	21.8376			7,821	1.37	10.73
2015	355	19.7211			7,004	0.35	(0.20)
2014	4,610	19.7598			91,096	1.43	16.37
2013	4,810	16.9808			81,684	1.17	37.52
2012	4,769	12.3481			58,884	1.84	14.46
V13
2015	—	—			—	—	(6.19)
2014	1	19.3919			18	0.52	9.10
2013	13	17.7743			231	2.52	35.65
2012	3	13.1029			44	1.61	18.92
IB1
2016	87	27.9669			2,441	1.17	19.69
2015	83	23.3652			1,949	2.97	(3.06)
2014	84	24.1033			2,022	1.83	10.28
2013	85	21.8565			1,862	1.47	34.08
2012	78	16.3009			1,270	1.54	14.63
A21
2016	15,501	10.8800 to 22.6142			349,796	1.63	(0.45)
2015	8,064	22.7168			182,604	1.44	(2.34)
2014	9,121	11.1915 to 23.2618			211,730	2.04	0.33
2013	2,352	11.1545 to 23.1849			53,958	0.42	19.01
2012	10,704	9.3725	to	19.4810	208,112	1.47	15.53

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MB0
2016	829	$21.5250			$17,839	—%	21.06%
2015	793	17.7804			14,117	—	(6.58)
2014	692	19.0329			13,174	—	12.42
2013	585	16.9304			9,909	—	39.20
2012	774	12.1622			9,411	0.35	17.43
MB1
2016	1,919	8.4873			16,284	1.25	(0.05)
2015	1,577	8.4917			13,392	1.77	(3.94)
2014	1,311	8.8401			11,590	2.36	(7.06)
2013	1,033	9.5114			9,828	2.20	16.32
2012	1,129	8.1766			9,228	2.26	20.68
MB5
2016	1,493	16.6958			24,913	—	(2.32)
2015	1,431	17.0928			24,469	0.03	7.70
2014	1,262	15.8702			20,032	0.04	10.21
2013	1,079	14.3997			15,532	0.58	36.15
2012	1,275	10.5763			13,483	0.05	19.31
MA9
2016	1,506	16.1227			24,268	2.04	9.64
2015	1,364	14.7052			20,068	1.43	(0.66)
2014	1,198	14.8025			17,731	1.20	9.68
2013	1,036	13.4958			13,985	2.66	34.22
2012	1,285	10.0550			12,919	0.92	17.29
MD8
2016	9,958	10.0009			99,587	0.01	0.01
2015	10,969	10.0000			109,696	—	(0.74)
2014	75,757	10.0000			757,575	—	—
2013	80,301	10.0000			803,014	—	—
2012	78,299	10.0000			782,994	—	—
GGC
2013	—	—			—	2.25	4.67
M35
2016	1,422	12.6049			17,929	2.69	8.82
2015	1,443	11.5838			16,710	2.59	(0.58)
2014	2,233	11.6513			26,018	1.70	8.24
2013	2,194	10.7647			23,620	1.57	7.65
M31
2016	10,621	16.6226 to 16.6474			179,656	0.06	2.44
2015	—	16.2504 to 16.5116			—	0.16	7.56
2014	3,021	15.1084			45,650	0.10	8.94
2013	2,593	13.8679			35,956	0.23	36.85
2012	2,311	10.1336			23,423	—	1.34
MF1
2016	2,682	17.1604			46,016	—	4.91
2015	2,743	16.0011 to 16.3572			44,876	—	4.61
2014	8,846	15.2956 to 15.6361			137,150	—	8.86
2013	8,759	14.0505 to 14.3632			124,834	—	37.72
2012	8,531	10.2022 to 10.4293			88,337	—	2.02
M05
2016	364	14.8857			5,421	—	9.05
2015	339	13.6502			4,631	—	(1.89)
2014	273	13.9125			3,795	—	(7.26)
2013	27	15.0012			409	—	41.52
2012	25	10.6001			266	—	3.69
M06
2016	14,568	10.8761	to	10.8857	158,878	3.51	4.23
2015	14,834	10.4435	to	10.4824	155,200	3.94	(0.30)
2014	39,430	10.4752	to	10.5142	413,400	2.86	5.85
2013	31,878	9.8967	to	9.9335	315,792	1.12	(1.03)
2012	37,137	10.0000	to	10.0372	371,761	—	—

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
M33
2016	1,277	$16.5001			$21,066	0.86%	8.74%
2015	1,589	15.1745			24,107	0.68	0.80
2014	4,048	15.0534			60,933	0.83	10.20
2013	4,117	13.6598			56,233	0.34	32.28
2012	4,366	10.3261			45,086	—	1.20
M44
2016	634	9.8125			6,217	3.98	11.47
2015	603	8.8027			5,305	4.35	(14.52)
2014	568	10.2978			5,847	2.05	2.98
M40
2016	294	9.5694			2,811	3.65	11.24
2015	298	8.6696	to	8.6029	2,563	4.92	(14.76)
2014	2,395	10.0922	to	10.1705	24,338	1.75	0.92
M83
2016	3,489	17.5801			61,329	1.27	14.09
2015	12,253	15.4091			188,803	2.22	(0.74)
2014	17,555	15.5235			272,507	2.13	10.51
2013	8,132	14.0471			114,234	1.87	35.89
2012	2,400	10.3374			24,809	—	0.63
M08
2016	7,414	12.0088	to	12.1280	89,980	1.99	13.78
2015	5,742	10.6596	to	10.6870	61,253	2.50	(0.93)
2014	14,267	10.7601	to	10.7878	153,559	1.29	7.60	to	7.88
MB6
2016	114	23.0803			2,635	1.45	8.45
2015	111	21.2828			2,364	1.65	1.13
2014	109	21.0458			2,292	1.71	12.57
2013	103	18.6960			1,930	2.07	36.40
2012	96	13.7069			1,312	1.70	15.37
MA0
2015	—	15.5235	to	15.7408	—	3.79	(0.58)
2014	1,776	15.8329			28,122	3.60	5.59
2013	1,820	14.9942			27,294	4.04	(0.43)
MA1
2016	420	11.5737			4,856	0.28	9.04
2015	247	6.6336	to	10.6138	2,620	0.83	(13.08)
2014	15,339	12.2117			187,318	0.40	(6.99)
2013	12,904	13.1288			169,408	1.41	(5.40)
2012	9,817	13.8784			136,251	0.83	18.60
M96
2016	7,439	18.8126			139,953	2.67	1.04
2015	7,380	18.6188			137,408	2.69	0.47
2014	7,488	18.5317			138,771	2.68	4.86
2013	1,660	17.6732			29,341	2.17	(2.59)
2012	1,526	18.1437			27,689	3.02	2.53
MD2
2015	—	12.5979			—	2.47	0.26
2014	1,337	12.5658			16,803	2.09	4.67
2013	1,092	12.0053			13,105	1.91	(2.90)
2012	933	12.3633			11,541	—	(0.22)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MA6
2016	4,446	$12.2110	to	$26.5671	$117,831	6.24%	13.82%
2015	5,573	10.5494	to	23.3406	129,883	6.93	(0.74)
2014	8,254	11.0140	to	24.3683	186,838	5.43	2.81
2013	8,167	10.7133	to	23.7031	181,964	2.41	6.42
2012	7,658	10.0666	to	22.2721	163,121	6.48	0.67	to	14.91
M97
2016	4,080	17.1864			70,129	1.69	2.49
MD5
2016	1,122	16.8275			18,873	0.94	2.15
2015	958	16.4729			15,782	1.41	0.10
2014	817	16.4557			13,449	0.68	(5.19)
2013	649	17.3562			11,265	1.25	13.68
2012	736	15.2681			11,238	0.83	19.54
MD6
2014	—	—			—	—	(3.52)
2013	7,104	15.5244			110,278	0.67	30.38
2012	—	—			—	—	8.82
NWD
2014	—	—			—	—	(8.70)
2013	178	22.4420			3,996	—	41.44
2012	146	15.8668			2,322	—	21.22
ME3
2016	73	8.9938	to	12.1429	655	1.20	(0.91)
2015	55	9.0766	to	12.2549	498	2.25	(2.20)
2014	338	9.2805	to	12.5301	4,107	1.54	(7.16)
2013	316	9.9960	to	13.4962	4,079	0.46	18.77
2012	278	8.4161	to	11.3630	3,022	2.00	16.29
TRS
2013	—	—			—	2.52	10.77
2012	6	16.7084			93	0.17	11.34
MFJ
2013	—	—	to	—	—	3.63	10.63
2012	1,685	11.2844	to	12.5259	19,563	2.37	11.02
UTS
2014	—	—			—	6.00	9.71
2013	167	28.9529			4,822	2.83	20.61
2012	157	24.0054			3,768	4.76	14.15
MFE
2014	—	—			—	5.38	9.51	to	10.81
2013	1,113	14.0490	to	17.6441	18,921	2.50	20.29
2012	1,012	11.6788	to	14.6674	14,242	3.13	2.60	to	13.92
MVS
2014	—	—			—	2.46	1.35
2013	6,232	23.0843			143,862	2.86	35.86
2012	6,214	16.9911			105,588	1.82	16.22

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

At December 31,	For the years ended December 31,
Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MV1
2014	—	$—	$—	2.66%	1.23	% to	2.41%
2013	11,008	13.9449	to	16.5847	180,176	2.74	35.48
2012	10,141	10.2932	to	12.2417	121,912	1.88	15.97
MB8
2016	1,141	23.8130	to	32.9782	31,243	0.74	20.90
2015	1,785	19.6959	to	27.2764	45,563	0.75	(4.15)
2014	10,501	20.5494	to	28.4585	227,747	0.83	7.29
2013	12,127	19.1533	to	26.5251	258,877	1.60	45.71
2012	12,845	13.1446	to	18.2037	188,013	0.56	14.74
MF4
2015	—	15.7218	—	3.09	(0.19)
2014	5,469	15.7512	86,137	1.33	4.61
2013	2,234	15.0567	33,641	2.77	9.84
MF6
2016	1,347	36.5576	44,316	2.62	7.94
2015	1,229	12.5204	to	33.8690	38,916	4.55	(6.53)	to	0.74
2014	8,564	13.3951	to	33.6186	157,536	2.24	15.62
2013	8,537	11.5855	to	29.0769	136,647	5.49	4.99
2012	6,434	11.0353	to	27.6961	106,377	1.05	30.03
MF8
2016	30,446	21.0681	641,457	2.76	7.15
2015	31,386	19.6626	617,146	4.66	0.53
2014	36,169	19.5583	707,415	1.68	5.39
2013	36,740	18.5586	681,858	2.54	22.56
2012	37,402	15.1424	566,356	2.59	12.78
MG0
2016	4,508	12.9384	58,306	—	2.57
2015	4,695	12.6143	59,258	0.81	(5.04)
2014	3,786	13.2841	50,327	1.02	3.71
2013	3,072	12.8092	39,382	0.00	(5.07)
2012	9,171	13.4930	123,782	0.83	7.75
MF2
2016	13,977	11.6044	to	11.7613	163,704	1.43	1.68
2015	11,615	11.4122	to	11.5664	134,072	1.34	0.48
2014	22,204	11.3580	to	11.5115	254,634	1.24	0.80
2013	28,110	11.2676	to	11.4198	319,087	0.15	0.71
2012	16,057	11.1879	to	11.3391	181,914	1.16	2.24
MG3
2016	2,168	20.3637	to	22.3585	47,819	0.95	15.98
2015	1,317	17.5584	to	19.2784	24,791	0.93	(2.33)
2014	5,345	17.9766	to	19.7376	99,599	0.91	10.36
2013	7,729	16.2884	to	17.8840	132,738	1.16	36.91
2012	7,836	11.8971	to	13.0625	98,294	1.31	16.38
MG5
2016	12,552	19.0530	239,147	2.48	6.16
2015	17,918	17.9476	321,573	5.05	0.35
2014	156,638	17.8855	2,801,559	1.48	5.28
2013	114,763	16.9887	1,949,682	2.34	16.87
2012	93,753	14.5369	1,362,880	2.64	10.56
ME0
2016	3,549	25.2791	89,715	1.02	27.17
2015	2,537	19.8783	50,438	0.64	(2.66)
2014	2,771	20.4225	56,586	0.78	3.44
2013	405	19.7439	7,989	1.10	39.94
2012	375	14.1090	5,296	0.09	9.90

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3]			Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
V43
2016	112	$21.4682			$2,399	—%	(8.84%)
2015	110	23.5506			2,593	—	(5.99)
2014	110	25.0509			2,765	—	1.84
2013	100	24.5980			2,462	0.25	37.48
2012	114	17.8917			2,040	—	8.49
O01
2016	361	21.5467			7,773	0.47	(2.20)
2015	656	22.0319			14,454	0.10	3.54
2014	676	21.2780			14,387	0.44	15.41
2013	689	18.4371			12,698	0.98	29.74
2012	709	14.2109			10,080	0.01	14.12
O20
2016	1,302	18.0928			23,560	0.76	(0.16)
2015	1,385	13.7997	to	18.1212	25,095	1.26	3.67
2014	4,156	17.4793			72,635	0.85	2.06
2013	4,111	17.1271			70,411	1.12	26.99
2012	4,313	13.4870			58,162	1.87	20.95
P10
2016	4,094	5.8885			24,107	1.14	15.16
2015	3,112	5.1135	to	5.2088	15,915	5.51	(25.70)
2014	18,046	6.8827			124,204	0.37	(18.42)
2013	12,232	8.4373			103,201	1.83	(14.70)
2012	12,761	9.8913			126,220	2.90	5.39
PK8
2016	5,174	16.5579	to	36.2300	135,625	5.27	13.34
2015	5,250	14.6086	to	31.9646	120,995	5.20	(2.25)
2014	17,700	14.9442	to	32.6990	331,118	5.26	1.52
2013	18,067	14.7199	to	32.2082	367,941	5.00	(6.97)
2012	15,778	15.8224	to	34.6206	354,598	4.93	17.90
PK9
2016	1,706	11.1632			19,046	—	4.04
2015	1,640	10.5050	to	10.7297	17,598	0.63	(0.14)
2014	5,751	10.5200	to	10.7450	60,870	2.78	4.70
2013	4,867	10.0478	to	10.2626	49,252	3.11	(7.87)
2012	3,974	10.9058	to	11.1390	43,716	3.72	8.87
P06
2016	891	18.8971			16,842	2.39	5.20
2015	823	17.9633			14,788	3.96	(2.71)
2014	834	18.4627			15,403	0.97	3.10
2013	5,837	17.9076			104,517	1.96	(9.22)
2012	4,723	19.7259			93,165	1.06	8.76
P07
2016	10,597	20.2333			214,403	2.07	2.68
2015	9,118	19.7047			179,936	4.90	0.45
2014	11,091	19.6163			217,834	2.23	4.28
2013	10,595	18.8108			199,583	2.23	(1.96)
2012	9,513	19.1871			182,815	2.57	9.60
SBB
2012	—	—			—	12.44	13.76
SC7
2012	—	—			—	1.61	10.40

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
116
2012	—	$—	$—	—%	14.54%
SLC
2012	—	—	—	1.40	10.20
SPC
2012	—	—	—	6.42	13.22
114
2012	—	—	—	3.15	8.22
SC5
2012	—	—	—	0.41	17.25
LCG
2012	—	—	—	1.60	12.10
SC2
2012	—	—	—	2.41	6.44
SC1
2012	—	—	—	0.08	0.08
307
2016	3,833	29.9300	114,721	—	0.78
2015	10,775	29.6977	320,002	—	11.05
2014	11,494	26.7421	307,369	—	9.17
2013	4,635	24.4964	113,539	0.02	41.15
2012	10,041	17.3545	174,266	0.16	18.26

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
[3]	These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account.

Delaware Life Insurance Company of New York

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2016 and 2015 and for the Years Ended

December 31, 2016, 2015, and 2014

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company of New York

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company of New York, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2016 and 2015, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2016, 2015 and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years ended December 31, 2016, 2015 and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2017

2

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENT OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2016 AND 2015 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2016	2015
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Debt securities	$1,012,823	$1,060,928
Preferred stocks	17,096	17,846
Common stocks	3,500	—
Mortgage loans on real estate	35,781	18,908
Cash, cash equivalents and short-term investments	49,705	55,385
Contract loans	4,029	3,648
Receivable for securities	122	86
Investment income due and accrued	9,200	8,173
Deferred premiums	41	46
Amounts recoverable from reinsurers	457	2,050
Other amounts receivable under reinsurance contracts	181	440
Net deferred tax asset	38,181	38,708
Other assets	1,784	2,111

Total general account assets	1,172,900	1,208,329
SEPARATE ACCOUNT ASSETS	1,416,317	1,510,375

TOTAL ADMITTED ASSETS	$2,589,217	$2,718,704

	2016	2015
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$660,608	$691,228
Aggregate reserve for accident and health contracts	97	97
Liability for deposit type contracts	11,363	13,934
Contract claims	104	1,933
Other amounts payable on reinsurance	1,946	2,158
Interest maintenance reserve	27,434	19,422
Commissions to agents due or accrued	430	555
General expenses due or accrued	2,387	3,311
Transfers from Separate Accounts due or accrued (net)	(88,959)	(79,091)
Taxes, licenses and fees due and accrued	5,796	5,599
Current federal and foreign income taxes	168	1,326
Remittances and items not allocated	934	5,101
Asset valuation reserve	4,190	1,902
Reinsurance in unauthorized and certified companies	2,628	3,105
Payable to parent and affiliates	1,179	261
Funds held under coinsurance	135,837	130,338
Payable for securities	111	2,639
Other liabilities	2,288	2,702

Total general account liabilities	768,541	806,520
SEPARATE ACCOUNT LIABILITIES	1,416,315	1,510,374

Total liabilities	2,184,856	2,316,894
CAPITAL STOCK AND SURPLUS:
Common capital stock, $350 par value – 6,001 shares authorized: 6,001 shares issued and outstanding	2,100	2,100

Gross paid in and contributed surplus	357,400	357,400
Unassigned funds	44,861	42,310

Total surplus	402,261	399,710

Total common capital stock and surplus	404,361	401,810

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$2,589,217	$2,718,704

See notes to statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
INCOME:
Premiums and annuity considerations	$19,856	$27,199	$(16,269)
Considerations for supplementary contracts with life contingencies	3,222	2,424	2,986
Net investment income	44,595	42,149	41,550
Amortization of interest maintenance reserve	2,365	2,264	2,829
Commissions and expense allowances on reinsurance ceded	1,137	1,555	13,960
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	24,217	26,464	29,201
Other income	4,452	5,453	7,094

Total Income	99,844	107,508	81,351
BENEFITS AND EXPENSES:
Death benefits	2,320	897	401
Annuity benefits	38,927	36,344	41,758
Surrender benefits and withdrawals for life contracts	182,299	218,331	306,452
Interest and adjustments on contracts or deposit-type contract funds	1,539	491	789
Payments on supplementary contracts with life contingencies	3,112	2,369	1,518
Decrease in aggregate reserves for life and accident and health contracts	(30,619)	(29,373)	(103,213)

Total Benefits	197,578	229,059	247,705
Commissions on premiums and annuity considerations (direct business only)	5,774	7,637	12,389
General insurance expenses	12,208	15,355	14,844
Insurance taxes, licenses and fees, excluding federal income taxes	(395)	1,455	1,254
Net transfers (from) Separate Accounts net of reinsurance	(159,809)	(170,096)	(236,153)
Other deductions	6,719	6,235	4,847

Total Benefits and Expenses	62,075	89,645	44,886
Net gain from operations before federal income tax expense (benefit) and net realized capital (losses) gains	37,769	17,863	36,465
Federal income tax expense (benefit), excluding tax on capital (losses) gains	13,672	667	(78)

Net gain from operations after federal income taxes and before net realized capital (losses) gains	24,097	17,196	36,543
Net realized capital (losses) gains less capital gains tax and transfers to the interest maintenance reserve	(2,707)	(1,386)	985

NET INCOME	$21,390	$15,810	$37,528

See notes to statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$401,810	$417,563	$399,949
Net income	21,390	15,810	37,528
Change in net unrealized capital gains (losses), net of deferred income tax	433	(149)	273
Change in net deferred income tax	2,313	(3,574)	(12,347)
Change in non-admitted assets	(2,578)	5,480	(2,256)
Change in liability for reinsurance in unauthorized and certified companies	477	(2,327)	(171)
Change in asset valuation reserve	(2,288)	5,549	(6,339)
Surplus withdrawn from Separate Accounts during period	—	79	—
Changes in Separate Accounts surplus	—	(78)	3
Change in surplus as a result of reinsurance	—	—	923
Dividends to stockholders	(17,196)	(36,543)	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$404,361	$401,810	$417,563

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$23,084	$29,628	$(13,280)
Net investment income	44,410	42,716	44,122
Miscellaneous income	29,805	33,472	57,617

Total receipts	97,299	105,816	88,459
Benefits and loss related payments	(228,392)	(258,470)	(355,290)
Net transfers from Separate Accounts	149,941	175,206	241,296
Commissions, expenses paid and aggregate write-ins for deductions	(25,596)	(30,856)	(38,552)
Federal and foreign income taxes (paid) recovered	(19,233)	(4,188)	2,027

Total payments	(123,280)	(118,308)	(150,519)

Net cash from operations	(25,981)	(12,492)	(62,060)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid:
Debt Securities	986,232	205,143	307,870
Stocks	831	—	3,037
Mortgage loans	7,602	19,250	11,293
Miscellaneous proceeds	—	2,600	—

Total investment proceeds	994,665	226,993	322,200
Cost of investments acquired (long-term only):
Debt Securities	(926,381)	(205,922)	(311,298)
Stocks	(3,477)	(1,000)	(3,096)
Mortgage loans	(24,000)	—	—
Miscellaneous applications	(2,564)	—	(9,162)

Total investments acquired	(956,422)	(206,922)	(323,556)
Net increase in contract loans and premium notes	(388)	(711)	(815)

Net cash from investments	37,855	19,360	(2,171)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	(2,570)	603	1,343
Dividends to stockholder	(17,196)	(36,543)	—
Other cash provided (used)	2,212	12,135	23,591

Net cash from financing and miscellaneous sources	(17,554)	(23,805)	24,934

Net change in cash, cash equivalents and short-term investments	(5,680)	(16,937)	(39,297)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	55,385	72,322	111,619

End of year	$49,705	$55,385	$72,322

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2016	2015	2014
Exchanges of debt securities	$12,160	$5,599	$7,870
Exchange of preferred stock	—	750	—

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company of New York (the “Company”), formerly known as Sun Life Insurance and Annuity Company of New York, is a stock life insurance company incorporated under the laws of the State of New York. Effective July 21, 2014, following the receipt of all required board of directors, shareholder and regulatory approvals, the Company’s name changed from Sun Life Insurance and Annuity Company of New York to Delaware Life Insurance Company of New York. The Company is a direct, wholly-owned subsidiary of Delaware Life Insurance Company (“DLIC”). DLIC is a direct, wholly-owned subsidiary of Delaware Life Holdings, LLC (“Delaware Life Holdings”).

The Company’s business includes a variety of wealth accumulation and protection products, including individual fixed and variable annuities and individual life insurance. The Company has reinsured certain risks related to some of these products to former affiliated and non-affiliated reinsurers. The Company also sold group life, disability, dental and stop loss insurance, of which 100% of these risks have been reinsured to a former affiliate.

BASIS OF PRESENTATION – ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”).

The Department recognizes only statutory accounting principles prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of New York. The State of New York has adopted certain prescribed accounting principles that differ from those found in the NAIC SAP. Specifically, Regulation 147 (Valuation of Life Insurance Policies) differs from NAIC SAP in the way it prescribes the calculation of deficiency reserves. The Company’s Risk-Based-Capital (“RBC”) would not have triggered a regulatory event without the use of the State’s prescribed practice.

While the Superintendent of the Department has the authority to permit specific principles that deviate from prescribed principles, none are included within the accompanying financial statements.

7

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

A reconciliation of the Company’s net income and surplus between NAIC SAP and principles prescribed and permitted by the State of New York is shown below:

(In Thousands)	12/31/2016	12/31/2015	12/31/2014
NET INCOME
Company State Basis	$21,390	$15,810	$37,528
Less: State Prescribed Practices that Increase/(Decrease) NAIC SAP: Regulation 147	—	292	15

NAIC SAP	$21,390	$15,518	$37,513

SURPLUS
Company State Basis	$404,361	$401,810	$417,563
Less: State Prescribed Practices that Increase/(Decrease) NAIC SAP: Regulation 147	—	—	292

NAIC SAP	$404,361	$401,810	$417,855

Accounting principles and procedures of the NAIC, as prescribed or permitted by the Department, comprise a comprehensive basis of accounting principles other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Statutory accounting principles do not recognize the following assets or liabilities, which are reflected under GAAP: deferred policy acquisition costs, unearned premium reserve, and statutory non-admitted assets. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 12. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Account under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities, and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

8

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

RECONCILIATION OF STATUTORY FINANCIAL STATEMENTS, AS FILED AND AUDITED STATUTORY BASIS FINANCIAL STATEMENTS

Each year the Company files its annual statutory financial statements on March 1. Subsequent to this filing, the annual independent audit of the statutory financial statements is performed. Presented below is a reconciliation of amounts reported in the annual statement and those amounts reported in the audited statutory-basis financial statements as of December 31, 2015. Total admitted assets and liabilities were reduced by $12.3 million due to a reinsurance receivable reclassification. There was no change to surplus or net income.

(In Thousands)
	As reported in the Annual Statement	Adjustment	As reported herein
Total Admitted Assets	$2,731,013	$(12,309)	$2,718,704
Total Liabilities	(2,329,203)	12,309	(2,316,894)

Total Capital & Surplus	$401,810	$—	$401,810

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the state of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, aggregate reserves for accident and health contracts, contract claims incurred but not reported, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

9

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market investments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments are stated at amortized cost, which approximates fair value. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Debt Securities

Investments in debt securities, including bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”), are stated at amortized cost using the scientific method. Where the NAIC designation of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is an NAIC 6 per the model, further comparison based on fair value is required which, in some cases, results in a higher final NAIC designation.

The definition of structured securities under Statement of Statutory Accounting Principles (“SSAP”) No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks and Common Stocks

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of cost or fair value. Common stocks are stated at fair value. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans are collateralized by the related properties and

10

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans, and these mortgage loans are placed in a non-accrual status when the collection of contractually-specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually-specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes the accrual of income. However, if the original terms of the contract have been changed, resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies, accident and health insurance policies, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

11

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Accident and health insurance benefit reserves are developed by actuarial methods and are determined based on either published tables using specified statutory interest rates, mortality or morbidity assumptions, Company experience, and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT TYPE CONTRACTS

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the reliability of such amounts. Refer to Note 12 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health insurance premiums are earned ratably over the terms of the related insurance policies. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in the variable Separate Accounts include individual and group life insurance and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include a market value adjustment (“MVA”) feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

12

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Net investment income, capital gains and losses, and changes in invested asset values in the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the insulated variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends received deduction (the “DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective August 26, 2016, the NAIC adopted changes to SSAP No. 51R, Life Contracts (“SSAP No. 151R”), to provide guidance on how to determine the change in valuation basis under principle-based reserving. The adoption of the revisions within SSAP No. 51R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2015, the NAIC adopted SSAP No. 40R, Real Estate Investments (“SSAP No. 40R”). SSAP No. 40R provides guidance for a single real estate property investment that is wholly owned by a limited liability company under certain conditions. The adoption of SSAP No. 40R did not have a significant impact on the financial statements of the Company.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized as a result of these transactions may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. The following is a summary of significant transactions with affiliates and other related parties.

Administrative Service Agreements and Other

The Company’s parent, DLIC, sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated by DLIC to affiliates pursuant to inter-company service agreements.

13

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The allocated expenses to the Company for the years ended December 31, 2016, 2015 and 2014 were $0.1 million, $0.3 million and $0.3 million, respectively.

The Company has agreements with DLIC under which the Company receives, upon request, various investment and administrative services on a cost-reimbursement basis. Expenses incurred under these agreements amounted to approximately $9.2 million, $13.0 million and $14.8 million for the years ended December 31, 2016, 2015 and 2014, respectively.

On August 2, 2013, Delaware Life Holdings acquired all of the issued and outstanding shares of the Company’s parent, DLIC, from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, certain of the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 1505 of the New York Insurance Law with respect to any transaction subject to Section 1505(c) or (d) between (i) the Company and (ii) (a) Guggenheim Capital, LLC, or a subsidiary thereof, or (b) Sammons Enterprises, Inc., or a subsidiary thereof. The following are agreements that the Company filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $2.7 million, $3.1 million and $3.3 million for the years ended December 31, 2016, 2015 and 2014 respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The Company did not incur any expenses under this agreement during 2016, 2015 and 2014.

The Company has a principal underwriter’s agreement with Clarendon Insurance Agency, Inc. (“Clarendon”), whereby Clarendon serves as principal underwriter and distributor for variable insurance and annuity products issued by the Company. The Company did not incur any expenses under this agreement during 2016, 2015 and 2014.

The Company had $1.2 million and $0.3 million payable to parent and affiliates and $0.7 million and $0.3 million, included in general expenses due or accrued to other related parties as of December 31, 2016 and 2015, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

At December 31, 2016 and 2015, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31
(In Thousands)	2016	2015
Debt Securities	$7,178	$475
Common Stocks	3,500	—

Total Related Party	$10,678	$475

14

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

3.	DEBT SECURITIES AND PREFERRED STOCK

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2016
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt Securities:
U.S. Governments	$14,523	$408	$(15)	$14,916
U.S. States, Territories and Possessions (Direct and Guaranteed)	8,015	254	(76)	8,193
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	61,392	986	(498)	61,880
Industrial and Miscellaneous (Unaffiliated)	878,418	24,616	(20,219)	882,815
Hybrid Securities	50,475	1,340	(2,734)	49,081

Total Debt Securities	$1,012,823	$27,604	$(23,542)	$1,016,885

Preferred Stocks	$17,096	$315	$—	$17,411

	December 31, 2015
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt Securities:
U.S. Governments	$23,917	$567	$(323)	$24,161
U.S. States, Territories and Possessions (Direct and Guaranteed)	3,262	—	(168)	3,094
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	120,184	2,828	(461)	122,551
Industrial and Miscellaneous (Unaffiliated)	869,149	21,190	(16,240)	874,099
Hybrid Securities	44,416	796	(3,704)	41,508

Total Debt Securities	$1,060,928	$25,381	$(20,896)	$1,065,413

Preferred Stocks	$17,846	$588	$(20)	$18,414

15

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The statement value and estimated fair value by maturity date for debt securities, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2016
(In Thousands)	Statement Value	Estimated Fair Value
Due In One Year or Less	$13,454	$13,612
Due After One Year Through Five Years	117,148	122,004
Due After Five Years Through Ten Years	218,167	220,203
Due After Ten Years	349,328	345,270

Total Before Asset and Mortgage-Backed Securities	698,097	701,089
Asset and Mortgage-Backed Securities	314,726	315,796

Total	$1,012,823	$1,016,885

Proceeds from sales and maturities of investments in debt securities and preferred stock during 2016, 2015 and 2014, were $999.2 million, $211.5 million and $307.9 million, respectively, including non-cash transactions of $12.2 million, $6.4 million and $7.9 million, respectively; gross gains were $17.2 million, $2.0 million and $15.4 million, respectively, and gross losses were $0.3 million, $1.5 million and $2.2 million, respectively.

Debt securities included above with a statement value of approximately $0.4 million at each year ended December 31, 2016 and 2015 were on deposit with the Department as required by law.

Investment grade debt securities were 98.5% and 98.2% of the Company’s total debt securities as of December 31, 2016 and 2015, respectively.

The fair value of publicly-traded debt securities is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed debt securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

16

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Other-Than-Temporary-Impairments

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

$4.0 million of OTTI was recognized during 2016 on LBSS. No OTTI was recognized during 2015 or 2014 on LBSS. The cusip level OTTI details are disclosed in the following table (in thousands).

Cusip	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Then- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at Time of OTTI	Date of Financial Statement where Reported
116663AC9	$7,065	$3,023	$4,041	$3,023	$2,085	$3,023

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings

17

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List” - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

“Watch List” - There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List” - The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. The Company incurred write-downs of debt securities totaling $4.4 million and $0.6 million, respectively, for the years ended December 31, 2016 and 2015. Of these amounts, no OTTI was related to sub-prime loans. The Company did not incur write-downs of debt securities for OTTI for the year ended December 31, 2014.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

18

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2016 were as follows:

	Less than 12 months				12 months or more			Total
(in thousands except # of securities)	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses
Debt Securities:
U.S. Governments	2	$1,192	$(15)	2	$11	$—	4	$1,203	$(15)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	3,156	(76)		—	—	2	3,156	(76)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	12	26,386	(498)	3	132	(1)	15	26,518	(499)
Industrial and Miscellaneous (Unaffiliated)	396	292,010	(15,766)	51	59,389	(4,453)	447	351,399	(20,219)
Hybrid Securities	1	5,161	(204)	3	22,358	(2,529)	4	27,519	(2,733)

Total Debt Securities	413	$327,905	$(16,559)	59	$81,890	$(6,983)	472	$409,795	$(23,542)

Preferred Stocks	—	$—	$—	—	$—	$—	—	$—	$—

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2015 were as follows:

	Less than 12 months			12 months or more			Total
(in thousands except # of securities)	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses
Debt Securities:
U.S. Governments	3	$8,710	$(322)	2	$13	$—	5	$8,723	$(322)
U.S. States, Territories and Possessions (Direct and Guaranteed)	3	3,094	(168)	—	—	—	3	3,094	(168)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	19	35,436	(461)	2	134	(1)	21	35,570	(462)
Industrial and Miscellaneous (Unaffiliated)	243	374,550	(12,593)	42	44,894	(3,647)	285	419,444	(16,240)
Hybrid Securities	2	6,142	(207)	3	21,374	(3,497)	5	27,516	(3,704)

Total Debt Securities	270	$427,932	$(13,751)	49	$66,415	$(7,145)	319	$494,347	$(20,896)

Preferred Stocks	2	$980	$(20)	—	$—	$—	2	$980	$(20)

19

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $11.7 million and $9.9 million as of December 31, 2016 and 2015, respectively, which represented approximately 1.0% and 0.8% of the Company’s total invested assets as of December 31, 2016 and 2015, respectively.

The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2016 was as follows as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$7,256	$7,256	$7,477
Structured Securities	4,397	4,397	4,418

	$11,653	$11,653	$11,895

The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2015 was as follows as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$9,470	$9,881	$9,912

	$9,470	$9,881	$9,912

20

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loan’s values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2016 and 2015:

(In Thousands)	2016	2015
Arizona	$—	$66
California	827	942
Connecticut	—	2,888
Florida	2,678	2,792
Georgia	145	166
Idaho	379	407
Illinois	13,711	3,792
Indiana	763	789
Kansas	—	1,981
New Jersey	—	854
New York	16,199	2,879
Pennsylvania	—	548
Texas	1,183	1,308
General Allowance for Loan Loss	(104)	(504)

Total Mortgage Loans on Real Estate	$35,781	$18,908

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2016 and 2015.

The Company originated 4 mortgage loans with a total cost of $24.0 million during the year ended December 31, 2016 with rates ranging from 4.76% to 5.75%, and the Company originated no mortgage loans during 2015.

During the years ended December 31, 2016 and 2015, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss for the years ended December 31, 2016 and 2015. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $0.1 million and $0.5 million at December 31, 2016 and 2015, respectively. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31,

21

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

2016, the Company individually and collectively evaluated loans with a gross carrying value of $35.9 million. At December 31, 2015, the Company individually and collectively evaluated loans with a gross carrying value of $19.4 million.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at year end December 31, 2016 or 2015.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
As of December 31, 2016
Recorded Investment
Current	$—	$—	$—	$—	$35,885	$—	$35,885
As of December 31, 2015
Recorded Investment
Current	$—	$—	$—	$—	$19,412	$—	$19,412

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2016 or 2015.

The Company did not have any investments in impaired loans during 2016 or 2015.

Allowance for credit losses was as follows:

	2016	2015	2014
(In Thousands)
Balance at beginning of period	$504	$504	$912
Recoveries of amounts previously charged off	(400)	—	(408)

Balance at end of period	$104	$504	$504

22

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with the lowest rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, aggregated by internal risk rating as of December 31, 2016 and 2015:

(In Thousands)
Internal Risk Rating	2016	2015
AA	$14,076	$—
A	10,396	—
BBB	6,534	15,377
BB and Lower	4,879	4,035

Total	$35,885	$19,412

Total Allowance for Loan Loss	(104)	(504)

Total Mortgage Loans on Real Estate	$35,781	$18,908

The following table provides an aging of past due mortgage loans on real estate as of December 31, 2016 and 2015, based on the recorded investment net of allowances for credit losses:

(In Thousands)
	2016	2015
Current	$35,885	$19,412
Total Allowance for Loan Loss	(104)	(504)

Total Mortgage Loans on Real Estate	$35,781	$18,908

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, and mortgages, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from sales of all other investments are reported, net of tax, in the Company’s Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

23

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

	Years Ended December 31,
	2016	2015	2014
(In Thousands)
Realized Gains (Losses):
Debt Securities	$12,386	$(184)	$13,204
Preferred Stocks	81	—	38
Mortgage Loans on Real Estate	—	(1,008)	105

Gross Realized Gains (Losses)	12,467	(1,192)	13,347
Capital Gains Tax Expense (Benefit)	4,403	(82)	4,148

Net Realized Gains (Losses)	8,064	(1,110)	9,199
(Gains) Transferred to IMR (Net of Taxes)	(10,771)	276	8,214

Total	$(2,707)	$(1,386)	$985

	Years Ended December 31,
	2016	2015	2014
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses), Net of Deferred Income Tax:
Debt Securities	$149	$(149)	$8
Common Stocks	24	—	—
Mortgage Loans on Real Estate	260	—	265

Total	$433	$(149)	$273

Deferred tax (benefit) expense, netted in unrealized capital gains (losses) above, was $0.2 million, $(0.1) million and $0.1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

24

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

6.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Debt Securities	$44,317	$42,973	$43,121
Preferred Stocks	876	836	800
Mortgage Loans on Real Estate	2,453	1,932	2,706
Contract Loans	159	136	100
Cash, Cash Equivalents and Short-term Investments	158	29	19
Other Investment Income	109	109	46

Gross Investment Income	48,072	46,015	46,792
Investment Expenses	3,477	3,866	5,242

Net Investment Income	$44,595	$42,149	$41,550

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2016, 2015 and 2014, respectively.

7.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company is party to a reinsurance agreement with its former affiliate, the United States Branch of the Sun Life Assurance Company (the “U.S. Branch”), under which certain of the Company’s universal life business is reinsured on a coinsurance and funds held coinsurance basis by the U.S. Branch. The reinsurance agreement was amended in 2013 to modify the formula for calculating the funds held amount. As a result of this amendment, assets and cash at fair market value totaling approximately $120 million were transferred to the U.S. Branch from the Company. Effective December 31, 2014 this treaty was amended and restated to increase the risks reinsured from the 90% quota share to a 100% quota share. As a result of this transaction, the Company paid the U.S. Branch an initial reinsurance premium for assuming the liabilities. The premium recorded was based on the liabilities transferred in the amount of $52.0 million. The Company increased its funds held under the coinsurance by $17.4 million. The Company received a ceding commission in the amount of $9.0 million. This ceding commission was deferred and recorded post tax as an adjustment to surplus. The Company transferred net cash to the U.S. Branch in the amount of $25.6 million. The Company has miscellaneous liabilities for the funds held under the coinsurance with funds held treaty with the U.S. Branch of $135.8 million and $130.3 million at December 31, 2016 and 2015, respectively.

The Company has entered into reinsurance and related renewal rights and administrative services agreements with Sun Life and Health Insurance Company (U.S.) (“Sun Life and Health”). Pursuant to these agreements, the Company ceded 100% of the liabilities under its group insurance policies to Sun Life and Health on an indemnity coinsurance basis. Sun Life and Health provides administrative services in connection with the reinsured policies

25

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

and Sun Life and Health had the right, on the first anniversary of a policy following a transition period, to offer to each policyholder a replacement policy issued by Sun Life and Health.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts. Under this agreement, certain group life mortality benefits were reinsured on a yearly-renewable term basis. The agreement provided that the unrelated company will reinsure amounts ceded by the Company in excess of $0.7 million per claim, up to $2.0 million, for group life contracts and would reinsure amounts ceded by the Company in excess of $0.3 million per claim, up to $3.0 million per claim, for group accidental death and dismemberment contracts.

The Company has an agreement with an unrelated company whereby the unrelated company reinsured the morbidity risks of the Company’s group stop loss contracts. Under this agreement, certain stop loss benefits were reinsured on a yearly-renewable term basis. The agreement provided that the unrelated company would reinsure specific claims ceded by the Company for amounts in excess of $2.5 million per claim, up to $10 million per claim, for stop loss contracts.

The Company has an agreement with an unrelated company whereby the unrelated company reinsured the morbidity risks of the Company’s group long-term disability contracts. Under this agreement, certain long-term disability benefits were reinsured on a yearly-renewable term basis. The agreement provided that the unrelated company will reinsure amounts in excess of $0.01 million per claim, per month for long-term disability contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsured 100% of the risks on a quota share basis for certain specific group life and disability policies.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Premiums and Annuity Considerations:
Direct	$36,307	$43,760	$102,688
Ceded - Non-Affiliated	(16,451)	(16,561)	(118,957)

Net Premiums and Annuity Considerations	$19,856	$27,199	$(16,269)

Insurance and Other Individual Policy Benefits and Claims:
Direct	$73,621	$75,065	$98,490
Ceded - Non-Affiliated	(29,262)	(35,455)	(54,813)

Net Policy Benefits and Claims	$44,359	$39,610	$43,677

8.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

26

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2016 and 2015, the Company had $1,576.0 million and $1,606.4 million, respectively, of insurance in force (direct and assumed) for which gross premiums were less than the net premiums according to the standard of valuation required by the State of New York. Reserves (direct and assumed) to cover the above insurance as of December 31, 2016 and 2015 totaled $62.3 million and $64.1 million, respectively.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2016 and 2015 were the changes in additional reserves held due to asset adequacy analysis testing. Asset adequacy reserves in the General Account were $75.8 million at December 31, 2016 and 2015. Asset adequacy reserves in the non-insulated Separate Accounts were $22.0 million at December 31, 2016 and 2015.

9.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2016

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2016	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$382,750	$—	$382,750	20.53%
At Book Value Less Current Surrender Charge of 5% or More	14,454	—	—	14,454	0.78%
At Fair Value	—	—	909,608	909,608	48.79%

Total With Adjustment or at Market Value	14,454	382,750	909,608	1,306,812	70.10%
At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	529,453	—	—	529,453	28.40%
Not Subject to Discretionary Withdrawal	26,740	—	1,243	27,983	1.50%

Total (Gross: Direct and Assumed)	570,647	382,750	910,851	1,864,248	100.00%
Reinsurance Ceded	—	—	—	—

Total (Net)	$570,647	$382,750	$910,851	$1,864,248

27

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

December 31, 2015

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2015	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$405,894	$—	$405,894	20.32%
At Book Value Less Current Surrender Charge of 5% or More	13,008	—	—	13,008	0.65%
At Fair Value	—	—	987,593	987,593	49.45%

Total With Adjustment or at Market Value	13,008	405,894	987,593	1,406,495	70.42%
At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	561,732	—	—	561,732	28.13%
Not Subject to Discretionary Withdrawal	27,712	—	1,306	29,018	1.45%

Total (Gross: Direct and Assumed)	602,452	405,894	988,899	1,997,245	100.00%
Reinsurance Ceded	—	—	—	—

Total (Net)	$602,452	$405,894	$988,899	$1,997,245

10.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life insurance and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for life contracts” in the Company’s Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

28

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 4240 of the New York Insurance Laws.

The Company maintained Separate Account assets totaling $1,416.3 million and $1,510.4 million as of December 31, 2016 and 2015, respectively. As of December 31, 2016 and 2015, the Company’s Separate Account statements included legally insulated assets of $935.5 million and $1,021.1 million, respectively.

The assets legally insulated and not legally insulated from the General Account as of December 31, 2016 were attributable to the following products:

(In Thousands)
	Legally	Not-Legally
Products	Insulated Assets	Insulated Assets
Variable Life	$11,888	$—
Variable Annuity	923,657	—
MVA Annuity	—	480,772

Total	$935,545	$480,772

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers from Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $922.6 million and $1,002.2 million of non-guaranteed Separate Account reserves and $404.8 million and $427.9 million of guaranteed Separate Account reserves as of December 31, 2016 and 2015, respectively.

As of December 31, 2016 and 2015, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $161.7 million and $179.8 million, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $7.8 million, $8.0 million and $8.8 million were received by the General Account from the Separate Accounts during the years ended December 31, 2016, 2015 and 2014, respectively.

The Company’s General Account incurred expenses for Separate Account guarantees of $1.7 million, $3.3 million and $0.6 million for each of the years ended December 31, 2016 , 2015 and 2014, respectively.

The Company does not engage in securities lending transactions within its Separate Accounts.

29

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

An analysis of the Separate Account reserves as of December 31, 2016 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2016	$5,956	$4,721	$10,677
Reserves at 12/31/2016
For Accounts With Assets at:
Fair Value	404,750	922,606	1,327,356
Amortized Cost	—	—	—

Total Reserves	$404,750	$922,606	$1,327,356

By Withdrawal Characteristics:
With Market Value Adjustment	$404,750	$—	$404,750
At Fair Value	—	921,363	921,363

Subtotal	404,750	921,363	1,326,113
Not Subject to Discretionary Withdrawal	—	1,243	1,243

Total	$404,750	$922,606	$1,327,356

An analysis of the Separate Account reserves as of December 31, 2015 is as follows:

(In Thousands)	Nonindexed Guarantee Less Than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2015	$8,597	$3,678	$12,275
Reserves at 12/31/2015
For Accounts With Assets at:
Fair Value	427,894	1,002,250	1,430,144
Amortized Cost	—	—	—

Total Reserves	$427,894	$1,002,250	$1,430,144

By Withdrawal Characteristics:
With Market Value Adjustment	$427,894	$—	$427,894
At Fair Value	—	1,000,943	1,000,943

Subtotal	427,894	1,000,943	1,428,837
Not Subject to Discretionary Withdrawal	—	1,307	1,307

Total	$427,894	$1,002,250	$1,430,144

30

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Below is the reconciliation of “Net transfers (from) Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Transfers to Separate Accounts	$10,677	$12,275	$15,338
Transfers (from) Separate Accounts	(170,486)	(182,371)	(251,491)

Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(159,809)	$(170,096)	$(236,153)

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities and investments in publicly-traded mutual funds with quoted market prices.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes and certain ABS (including collateralized debt obligations, RMBS, and CMBS), certain corporate debt, preferred stock and certain private equity investments.

31

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial montages, certain corporate debt, certain private equity investments, and certain mutual fund holdings.

There were no significant changes made in valuation techniques during 2016 or 2015.

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2016 were as follows:

(In Thousands)
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Common Stock - Unaffiliated (a) Industrial and Miscellaneous	$—	$—	$3,500	$3,500
Debt Securities - Unaffiliated (b) Industrial and Miscellaneous	—	136	—	136
Separate Accounts Assets (c) (d)	986,030	338,444	68,558	1,393,032

Total Assets at Fair Value	$986,030	$338,580	$72,058	$1,396,668

Liabilities	$—	$—	$—	$—

Total Liabilities	$—	$—	$—	$—

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2015 were as follows:

(In Thousands)
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Debt Securities - Unaffiliated (b) Industrial and Miscellaneous	$—	$206	$—	$206
Separate Accounts Assets (c) (d)	1,017,272	332,123	130,419	1,479,814

Total Assets at Fair Value	$1,017,272	$332,329	$130,419	$1,480,020

Liabilities	$—	$—	$—	$—

Total Liabilities	$—	$—	$—	$—

(a)	Common stocks are carried at fair value.
(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost; amounts are included in the tables above.

32

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

(c)	Separate Account assets include invested assets carried at fair value, but exclude approximately $3.3 million and $3.5 million of investment income and receivables due at December 31, 2016 and 2015, respectively, which are included in Separate Account Assets in the Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.
(d)	Excludes assets with a fair value of $20.0 million and $27.0 million at December 31, 2016 and 2015, respectively, in hedge funds and private equity funds for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient.

None of the Company’s assets and liabilities measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2016 and 2015.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2016:

(In Thousands)	Beginning Balance at 01/01/2016	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
Assets
Common Stock - Unaffiliated Industrial and Miscellaneous	$—	$—	$—	$—	$24	$3,476	$—	$—	$—	$3,500
Separate Accounts Assets	130,419	2,992	(46,875)	223	251	735	—	(11,844)	(7,343)	68,558

Total Assets	$130,419	$2,992	$(46,875)	$223	$275	$4,211	$—	$(11,844)	$(7,343)	$72,058

Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2015:

(In Thousands)	Beginning Balance at 01/01/2015	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2015
Assets
Separate Accounts assets	$152,195	$9,151	$(12,663)	$947	$(2,277)	$23,288	$—	$(24,809)	$(15,413)	$130,419

Total assets	$152,195	$9,151	$(12,663)	$947	$(2,277)	$23,288	$—	$(24,809)	$(15,413)	$130,419

Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

33

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2016:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Assets:
Common Stock	Matrix Pricing	Spreads	$3,500	101	101
Separate Accounts Assets	Matrix Pricing	Spreads	50,097	27-25, 281	4,165
	Market Pricing	Quoted Prices	6,368	31-109	97

Total Assets			$59,965

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2015:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Assets:
Separate Accounts Assets	Matrix Pricing	Spreads	$7,761	28-100	83
	Market Pricing	Quoted Prices	108,450	85-25, 125	1,955

Total Assets			$116,211

There were no significant changes made in valuation techniques during 2016 and 2015.

34

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2016:

(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$49,705	$49,705	$49,705	$—	$—	$—
Debt Securities	1,016,885	1,012,823	11,930	938,076	66,879	—
Preferred Stocks	17,411	17,096	—	5,276	12,135	—
Common Stocks	3,500	3,500	—	—	3,500	—
Mortgage Loans on Real Estate	36,937	35,781	—	—	36,937	—
Contract Loans	4,417	4,029	—	—	4,417	—
Separate Account Assets (a)	1,393,032	1,393,032	986,030	338,444	68,558	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(11,660)	(11,363)	—	—	(11,660)	—
Separate Account Liabilities	(2,597)	(2,597)	—	—	(2,597)	—

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2015:

(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$55,385	$55,385	$55,385	$—	$—	$—
Debt Securities	1,065,413	1,060,928	19,987	840,640	204,786	—
Preferred Stocks	18,414	17,846	—	6,354	12,060	—
Mortgage Loans on Real Estate	19,263	18,908	—	—	19,263	—
Contract Loans	3,935	3,648	—	—	3,935	—
Separate Account Assets (a)	1,479,814	1,479,814	1,017,272	332,123	130,419	—
Contract Holder Deposit Funds and Other Policyholder Liabilities	(14,735)	(13,934)	—	—	(14,735)	—
Separate Account Liabilities	(3,120)	(3,120)	—	—	(3,120)	—

(a)	Excludes assets with a fair value of $20.0 million and $27.0 million at December 31, 2016 and 2015, respectively, in hedge funds and private equity funds for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient.

35

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments—The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity Securities—The fair value of the Company’s equity securities is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined with the same methodology described in Note 10. The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

36

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Contract holder deposit funds—The fair value of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

12.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2016 and December 31, 2015.

The components of the Company’s DTAs and DTLs as of December 31, 2016 and 2015 were as follows:

(In Thousands) Description	December 31, 2016			December 31, 2015			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$43,630	$36	$43,666	$41,753	$176	$41,929	$1,877	$(140)	$1,737
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	43,630	36	43,666	41,753	176	41,929	1,877	(140)	1,737
Deferred Tax Assets Nonadmitted	3,788	36	3,824	1,028	176	1,204	2,760	(140)	2,620

Subtotal Net Admitted Deferred Tax Assets	39,842	—	39,842	40,725	—	40,725	(883)	—	(883)
Deferred Tax Liabilities	1,661	—	1,661	2,017	—	2,017	(356)	—	(356)

Net Admitted Deferred Tax Assets /(Net Deferred Tax Liabilities)	$38,181	$—	$38,181	$38,708	$—	$38,708	$(527)	$—	$(527)

37

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands) Description	December 31, 2016			December 31, 2015			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$18,205	$—	$18,205	$—	$—	$—	$18,205	$—	$18,205
(b) Admitted Pursuant to 11.b. (Lesser of 11.b.i. or 11.b.ii.)	19,976	—	19,976	38,708	—	38,708	(18,732)	—	(18,732)
(c) 11.b.i	19,976	—	19,976	38,708	—	38,708	(18,732)	—	(18,732)
(d) 11.b.ii	—	—	54,927	—	—	54,465	—	—	462
(e) Admitted Pursuant to 11.c.	1,661	—	1,661	2,017	—	2,017	(356)	—	(356)

(f) Total Admitted Under 11.a. - 11.c.	39,842	—	39,842	40,725	—	40,725	(883)	—	(883)
(g) Deferred Tax Liabilities	1,661	—	1,661	2,017	—	2,017	(356)	—	(356)

Net Admitted Deferred Tax Asset / (Deferred Tax Liability)	$38,181	$—	$38,181	$38,708	$—	$38,708	$(527)	$—	$(527)

	2016	2015
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	3060%	2827%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (in thousands)	$366,180	$363,102

38

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table provides the impact of tax-planning strategies on adjusted gross and net admitted DTA’s, as used in the Company’s SSAP No. 101 calculation:

(In Thousands) Description	December 31, 2016		December 31, 2015		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross DTAs and Net Admitted DTAs, by Tax Character as a Percentage
Adjusted Gross DTAs	$43,630	$36	$41,753	$176	$1,877	$(140)
Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	60.82%	0.00%	(60.82)%	0.00%
Net Admitted Adjusted Gross DTAs	$39,842	$—	$40,725	$—	$(883)	$—
Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Because of the Impact of Tax Planning Strategies	59.05%	0.00%	63.88%	0.00%	(4.83)%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company has no temporary differences for which a DTL has not been established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2016	December 31, 2015	December 31, 2014
Current Income Tax
Federal Income Tax Expense (Benefit) on Operations	$13,672	$667	$(78)
Federal Income Tax Expense (Benefit) on Net Capital Gains	4,403	(82)	4,149

Current Income Tax Expense	$18,075	$585	$4,071

39

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The main components of DTAs and DTLs as of December 31, 2016 and 2015 were as follows:

(In Thousands)	December 31, 2016	December 31, 2015	Change
Deferred Tax Assets:
Ordinary:
Policyholder Reserves	$39,236	$36,926	$2,310
Investments	5	3	2
Deferred Acquisition Costs	543	971	(428)
Net Operating Loss Carryforward	—	—	—
Other (Including Items <5% of Total Ordinary Tax Assets)	3,846	3,853	(7)

Subtotal	$43,630	$41,753	$1,877
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	3,788	1,028	2,760

Admitted Ordinary Deferred Tax Assets	$39,842	$40,725	$(883)

Capital:
Investments	$36	$176	$(140)
Net Capital Loss Carryforward	—	—	—

Subtotal	$36	$176	$(140)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	36	176	(140)

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$39,842	$40,725	$(883)

40

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

(In Thousands)	December 31, 2016	December 31, 2015	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$211	$98	$113
Policyholder Reserves	1,435	1,913	(478)
Other (Including Items <5% of Total Ordinary Tax Liabilities)	15	6	9

Subtotal	$1,661	$2,017	$(356)

Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities:	$1,661	$2,017	$(356)

Net Admitted Deferred Tax Assets / (Deferred Tax Liabilities)	$38,181	$38,708	$(527)

The change in net deferred income taxes is comprised of the following:

(In Thousands) Description	December 31, 2016	December 31, 2015	Change
Total Deferred Tax Assets	$43,666	$41,929	$1,737
Total Deferred Tax Liabilities	1,661	2,017	(356)

Net Deferred Tax Assets	$42,005	$39,912	$2,093
Tax Effect of Unrealized (Gains)/Losses			(220)

Change in Net Deferred Income Tax			$2,313

41

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before federal income taxes. The significant items causing this difference at December 31, 2016, 2015 and 2014 were as follows:

(In Thousands) Description	December 31, 2016			December 31, 2015			December 31, 2014
	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Income Before Taxes	$37,769	$13,219	26.31%	$17,863	$6,252	37.50%	$36,465	$12,763	25.60%
Pre-tax Capital Gains—Pre IMR	12,466	4,363	8.69%	(1,192)	(417)	(2.50)%	13,348	4,672	9.40%
Dividends Received Deduction		(654)	(1.30)%		(596)	(3.60)%		(664)	(1.30)%
Amortization of IMR		(965)	(1.92)%		(792)	(4.70)%		(959)	(1.90)%
Change in Non-admitted Assets		17	0.03%		58	30.00%		(50)	(0.10)%
Prior Year Over/Under Accrual		(233)	(0.46)%		(44)	(30.00)%		(278)	(0.60)%
Tax Credits		—	—%		—	—%		260	0.50%
Prior Period Adjustment Booked to Surplus		—	—%		—	—%		707	1.50%
Miscellaneous		15	0.03%		(302)	(1.80)%		(37)	(0.10)%

Total Statutory Income Taxes		$15,762	31.38%		$4,159	24.90%		$16,418	33.00%

Federal and Foreign Income Taxes Incurred		$18,075	35.98%		$585	3.50%		$4,071	8.20%
Change in Net Deferred Income Taxes		(2,313)	(4.60)%		3,574	21.40%		12,347	24.80%

Total Statutory Income Taxes		$15,762	31.38%		$4,159	24.90%		$16,418	33.00%

At December 31, 2016, the Company had no net operating loss carryforwards. At December 31, 2016, the Company had no capital loss carryforwards. At December 31, 2016, the Company had $1.2 million of foreign tax credit carryforwards which will begin to expire, if not utilized, by 2019.

At December 31, 2016, the following were income tax expenses incurred that will be available for recoupment in the event of future net losses (gains) (in thousands):

Year	Amount
2016	$18,205
2015	$1,326
2014	$3,690

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

Tax years prior to 2006 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of former affiliate Sun Life of Canada – U.S Operations Holdings’ consolidated federal income tax returns. The 2007 through 2009 tax years for the consolidated return were settled at appeals with the Internal Revenue Service (the “IRS”) and the appeals closing documents have been submitted to the Joint Committee on Taxation. The IRS issued the Revenue Agent’s Report for 2010 through 2013, tax years on December 15, 2016; such years are currently in the appeals process. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held

42

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

harmless in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2016 and 2015. As of December 31, 2016 there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2016 and 2015. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2016, 2015 and 2014. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2016 tax year with DLIC and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

13.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2016 and 2015, the Company had 6,001 shares issued and outstanding with a par value of $350 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. New York law permits a domestic stock life insurer to distribute dividends out of earned surplus without prior notice to the Superintendent of the Department when the aggregate amount of such dividends in a calendar year does not exceed the greater of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations, excluding realized capital gains, and not to exceed 30% of its surplus to policyholders, so long as the net gain from operations excluding realized capital gains for the immediately preceding year is not negative. Alternatively, a domestic stock life insurance company may distribute dividends without prior notice to the Superintendent when the total amount of such dividends does not exceed the lesser of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations of the immediately preceding year, not including realized capital gains. The Superintendent may limit or disallow a distribution of dividends if an insurer’s surplus to policyholders is not reasonable in relation to the company’s outstanding liabilities or if the company is financially distressed. In addition, for a period of five years following the Sale Transaction on August 2, 2013, any dividend or distribution requires the prior written consent of the Department.

In November 2016, the Company paid an ordinary dividend of $17.2 million to its parent, DLIC. The dividend was approved by the Department.

In September 2015, after receiving the Department’s approval, the Company paid an ordinary dividend of $36.5 million to its parent, DLIC.

No dividends were declared or paid to the Company’s parent during 2014.

Risk-Based Capital

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2016 and 2015.

43

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

In addition, the Company is required to maintain its Total Adjusted Capital in an amount not less than 450% of Authorized Control Level RBC (“ACL RBC”) within the meaning of New York Insurance Law §1322 for a period of seven years following the Sale Transaction on August 2, 2013. If the Company’s ACL RBC falls below this minimum, additional contributions of capital are required to be made such that the Company’s ACL RBC level is restored to a minimum of 450%. In connection with the Sale Transaction, a trust account was established to ensure a source of funds for any such required capital contributions. The Company’s ACL RBC exceeded 450% at December 31, 2016 and 2015.

14.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by the state insurance guaranty association for certain obligations of insolvent insurance companies to policyholders and claimants. The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.3 million and $3.3 million for guaranty fund assessments as of December 31, 2016 and 2015, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, which provided that Revenue Ruling 2007-54 was thereby modified and superseded, and that Revenue Ruling 2007-61 was obsolete. Accordingly, the required interest holding, which was used in calculating a company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the company’s share of DRD. For now, the issue has been resolved by the LB&I Industry Director’s Directive, Examination of Dividends Received Deduction on Separate Accounts of Life Insurance Companies, LMSB-4-0510-015 (May 20, 2010), which permits calculating required interest at another appropriate rate using a modified version of the formula, set forth in Treas. Reg. § 801-8(e). For the years ended December 31, 2016, 2015 and 2014, the Company’s financial statements reflect benefits of $0.7 million, $0.5 million, and $0.9 million respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations, or cash flows of the Company.

44

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of Sun Life Financial Inc. “(SLF”) and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by the Company, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2016 and reported in the current financial statements:

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below).

The following are restricted assets (including pledged assets):

(In Thousands)			Gross Restricted
	Current Year									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Restricted Asset Category	Gross Admitted and Non Admitted Restricted Total Assets	Admitted Restricted to Total Admitted Assets
On Deposit with States	$406	$—	$—	$—	$406	$407	$(1)	$—	$406	0.02%	0.02%
Other Restricted Assets	376	—	—	—	376	2,559	(2,183)	—	376	0.01%	0.01%

Total Restricted Assets	$782	$—	$—	$—	$782	$2,966	$(2,184)	$—	$782	0.03%	0.03%

45

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

			Gross Restricted						Percentage
(In Thousands)
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$376	$—	$—	$—	$376	$488	$(112)	$376	0.01%	0.01%
Restricted Cash - from Policy Holders	—	—	—	—	—	2,071	(2,071)	—	—%	—%

Total	$376	$—	$—	$—	$376	$2,559	$(2,183)	$376	0.01%	0.01%

Lease commitments

Effective February 15, 2014, the Company entered into a new month-to-month lease agreement for its office in New York, New York. The monthly rental expense is approximately $3.3 thousand for this lease.

Effective October 31, 2016, the Company entered into a lease agreement for an additional New York office that expires on January 31, 2021. Rental expenses for 2016 were $68.0 thousand for this lease.

At January 1, 2017, the minimum aggregate rental commitments are as follows:

(In Thousands)	Year Ending December 31	Operating Leases
	2017	$632
	2018	690
	2019	690
	2020	690
	2021	57
	Aggregate Total All Future Years	$—

15.	SUBSEQUENT EVENTS

The Company is not aware of any events that occurred subsequent to December 31, 2016 that would have had a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2017 to April 28, 2017, the date the financial statements were available to be issued.

46

PART C

ITEM 26. EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated April 24, 2003, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

B.	None.

C.	(1)	Principal Underwriting Agreement between Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc., dated February 1, 2003 (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(2)	Amendment One to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-105437, filed on April 27, 2010.)

	(3)	Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-105437, filed on April 27, 2010.)

	(4)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6, File No. 333-147646, filed on April 27, 2012.)

D.	(1)	Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(2)	Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-144627, filed on November 21, 2007.)

	(3)	Payment of Stipulated Premium Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(4)	Waiver of Monthly Deductions Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(5)	Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-144627, filed on November 21, 2007.)

	(6)	Loan Lapse Protection Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144626, filed on July 17, 2007.)

	(7)	Scheduled Increases Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-144627, filed on May 20, 2009.)

E.	(1)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(2)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(3)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(4)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(5)	Consent Form (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(6)	Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, File No. 333-144627, filed on April 30, 2009.)

	(7)	Scheduled Increases Application (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-144627, filed on May 20, 2009.)

F.	Charter and By-Laws of Delaware Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective No. 20 to the Registration Statement on Form N-6, File No. 333-144627, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on October 30, 2002.)

H.	(1)	Participation Agreement, dated April 17, 2000, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-67864, filed on November 6, 2002.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Insurance and Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on May 2, 2005.)

	(3)	Participation Agreement, dated September 1, 2001, by and among Sun Life Insurance and Annuity Company of New York, Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on July 27, 2001.)

	(4)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(5)	Participation Agreement, dated October 1, 2006, by and among Sun Life Insurance and Annuity Company of New York, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on January 18, 2007.)

	(6a)	Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 033-41628, filed on April 26, 1999.)

	(6b)	Amendment 3, dated April 17, 2000, to the Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136433, filed on August 9, 2006.)

	(7)	Participation Agreement, dated August 1, 2003, by and among Sun Life Insurance and Annuity Company of New York, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136433, filed on August 9, 2006.)

	(8)	Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on February 26, 2003.)

	(9)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File 333-105438, filed on May 2, 2005.)

	(10)	Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investment Trust, Van Kampen Funds, Inc. and Van Kampen Asset Management (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File 333-105438, filed on May 2, 2005.)

	(11)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No.333-136435, filed on August 9, 2006.)

	(12)	Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on April 27, 2007.)

	(13)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(14a)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.)

	(14b)	Amendment 1, dated October 1, 2006, to the Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 1 to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed April 27, 2007.)

	(15)	Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company (Incorporated by reference to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 111688, filed on September 22, 2008.)

	(16)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.	(1a)	Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on October 1, 2002.)

	(1b)	Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(1c)	Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.)

J.	(1)	Powers of Attorney.

	(2)	Resolution of the Board of Directors of the Depositor dated April 26, 2017, authorizing the use of Powers of Attorney for Officer signatures.

K.	Legal Opinion.

L.	None.

M.	None.

N.	(1) Consent of Independent Registered Public Accounting Firm.

(2) Representation of Counsel Pursuant to Rule 485(b)

O.	None.

P.	None.

Q.	None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Michael S. Bloom 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary and Director

Donald C. Cacciapaglia c/o Guggenheim Partners, LLC 330 Madison Avenue New York, NY 10017	Director

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

Homer J. Holland c/o Holland Partners, Inc. P.O. Box 832 Carefree, AZ 85377-0832	Director

Richard E. Kipper P.O. Box 529 Woody Creek, CO 81656	Director

Michael K. Moran 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer and Director

David E. Sams, Jr. 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and Director

Daniel J. Towriss 1601 Trapelo Road, Suite 30 Waltham, MA 02451	President and Chief Risk Officer

Keith A. Dall 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Executive Vice President, Chief Actuary

Andrew F. Kenney 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

James D. Purvis 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company of New York, which is a wholly-owned subsidiary of Delaware Life Insurance Company.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed May 1, 2017.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company of New York.

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company of New York pursuant to its charter, by-laws, or otherwise, Delaware Life Insurance Company of New York has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of New York of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company of New York in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company of New York will, unless in the opinion of their counsel that matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company of New York, in whole or in part, at its Home Office at 1115 Broadway, 12th Floor, New York, New York 10010, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 or at the offices of Delaware Life Insurance Company, at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Delaware Life Insurance Company of New York hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company of New York.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 1st day of May, 2017.

DELAWARE LIFE NY VARIABLE ACCOUNT D (Registrant)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Delaware Life Insurance Company of New York, and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*	Chief Executive Officer and Director	May 1, 2017
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	May 1, 2017
Michael K. Moran	Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	May 1, 2017
Kenneth N. Crowley	Michael S. Bloom, Director
Donald C. Cacciapaglia, Director
Dennis A. Cullen, Director
Richard E. Kipper, Director
Homer J. Holland, Director
Mark R. Walter, Director

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of Board of Directors is included herein as Exhibit J(2). Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

J(2)	Resolution of the Board of Directors of the Depositor dated April 26, 2017, authorizing the use of Powers of Attorney for Officer signatures

K	Legal Opinion

N(1)	Consent of Independent Registered Public Accounting Firm

N(2)	Representation of Counsel Pursuant to Rule 485(b)